STRUCTURAL AND COLLATERAL TERM SHEET

                             WFHET 2006-1 TERM SHEET

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

               STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

The registration statement referred to above (including the Prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:

http://www.sec.gov/Archives/edgar/data/1011663/000091412106000909/
we892671-s3a2.txt

The asset-backed securities referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and the underwriter has confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by the underwriter, will not create binding contractual obligations for you, the underwriter or us.

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                 $1,066,088,000
                                  (Approximate)
          Wells Fargo Home Equity Asset-Backed Securities 2006-1 Trust
               Wells Fargo Asset Securities Corporation, Depositor
                        Goldman, Sachs & Co., Underwriter
              Home Equity Asset-Backed Certificates, Series 2006-1

Overview of the Offered Certificates


               Approximate                    Expected         Initial     Estimated     Principal      S&P /Moody's
                Principal      Certificate     Credit       Pass-Through   Avg. Life   Payment Window     Expected
Certificates    Balance(1)         Type      Support (2)      Rate (3)     (yrs) (4)      (4) (5)          Ratings
--------------------------------------------------------------------------------------------------------------------
     A-1         $453,309,000       Sr         17.05%       LIBOR + [ ]%      0.95     06/06 - 02/08       AAA/Aaa
     A-2         $175,886,000       Sr         17.05%       LIBOR + [ ]%      2.00     02/08 - 09/08       AAA/Aaa
     A-3         $185,134,000       Sr         17.05%       LIBOR + [ ]%      3.25     09/08 - 07/11       AAA/Aaa
     A-4          $94,997,000       Sr         17.05%       LIBOR + [ ]%      5.66     07/11 - 02/12      AAA /Aaa
     M-1          $35,628,000      Sub         13.80%       LIBOR + [ ]%      4.39     01/10 - 02/12      AA+ /Aa1
     M-2          $31,242,000      Sub         10.95%       LIBOR + [ ]%      4.27     11/09 - 02/12      AA+ /Aa2
     M-3          $18,088,000      Sub          9.30%       LIBOR + [ ]%      4.21     10/09 - 02/12       AA /Aa3
     M-4          $17,540,000      Sub          7.70%       LIBOR + [ ]%      4.17     09/09 - 02/12       AA /A1
     M-5          $15,895,000      Sub          6.25%       LIBOR + [ ]%      4.14     08/09 - 02/12       AA- /A2
     M-6          $14,800,000      Sub          4.90%       LIBOR + [ ]%      4.12     07/09 - 02/12       A+ /A3
     M-7          $14,251,000      Sub          3.60%       LIBOR + [ ]%      4.09     07/09 - 02/12       A /Baa1
     M-8           $9,318,000      Sub          2.75%       LIBOR + [ ]%      4.09     07/09 - 02/12      A- /Baa2
--------------------------------------------------------------------------------------------------------------------
    Total      $1,066,088,000
--------------------------------------------------------------------------------------------------------------------


Overview of the Non-offered LIBOR Certificates


--------------------------------------------------------------------------------------------------------------------
     M-9           $5,481,000      Sub          2.25%       LIBOR + [ ]%       N/A               N/A           N/A
    M-10           $5,481,000      Sub          1.75%       LIBOR + [ ]%       N/A               N/A           N/A
    M-11          $10,962,000      Sub          0.75%       LIBOR + [ ]%       N/A               N/A           N/A
--------------------------------------------------------------------------------------------------------------------


(1) The initial aggregate principal balance of the LIBOR Certificates will be subject to an upward or downward variance of no more than approximately 10%. The principal balances of the LIBOR Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Cut-Off Date.
(2) On the closing date, the expected overcollateralization will be an amount equal to approximately 0.75% of the scheduled principal balances of the Mortgage Loans as of the Cut-Off Date.
(3) See the "Structure of the Certificates" section of this Term Sheet for more information on the Pass-Through-Rates of the LIBOR Certificates.
(4) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Optional Clean-up Call on all certificates.
(5) The final scheduled distribution date for the certificates is the Distribution Date in May 2036.

Selected Mortgage Pool Data (1)


                                                                       Adjustable Rate    Fixed Rate      Aggregate
--------------------------------------------------------------------------------------------------------------------------
Scheduled Principal Balance:                                               $998,591,429     $97,643,102     $1,096,234,530
Number of Mortgage Loans:                                                         6,090             660              6,750
Average Scheduled Principal Balance:                                           $163,972        $147,944           $162,405
Weighted Average Gross Coupon:                                                   8.098%          7.901%             8.081%
Weighted Average Net Coupon: (2)                                                 7.598%          7.401%             7.581%
Weighted Average Current FICO Score:                                                611             635                613
Weighted Average Original LTV Ratio: (3)                                         78.78%          72.88%             78.25%
Weighted Average Combined Original LTV Ratio: (3)                                78.78%          72.88%             78.25%
Weighted Average Combined Original LTV Ratio with Silent Seconds: (3)            86.02%          77.08%             85.22%
Weighted Average Stated Remaining Term (months):                                    357             300                352
Weighted Average Seasoning (months):                                                  3               3                  3
Weighted Average Months to Roll: (4)                                                 21             N/A                 21
Weighted Average Gross Margin: (4)                                               5.285%             N/A             5.285%
Weighted Average Initial Rate Cap: (4)                                           3.000%             N/A             3.000%
Weighted Average Periodic Rate Cap: (4)                                          1.009%             N/A             1.009%
Weighted Average % of Silent Seconds: (5)                                        38.01%          23.14%             36.69%
Weighted Average DTI%:                                                           44.69%          43.81%             44.61%
Weighted Average % of Loans with MI:                                             14.15%          10.19%             13.80%


(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Cut-Off Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee.
(3) With respect to first lien Mortgage Loans, the original LTV ratio reflects the original loan-to-value ratio and with respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the original principal balance of the second lien Mortgage Loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property; the combined LTV ratio with silent seconds reflects the ratio of the sum of the original principal balance of the second lien Mortgage Loans, including any Mortgage Loans with subordinate liens outside of the mortgage pool, plus the original principal balance of the related first lien Mortgage Loan, to the original value of the related mortgaged property.
(4) Represents the weighted average of the adjustable rate Mortgage Loans in the mortgage loan pool.
(5) Represents percentage of Mortgage Loans in the mortgage loan pool as to which a second lien Mortgage Loan secured by the related mortgaged property was originated in connection with the origination of the first lien Mortgage Loan. The second lien Mortgage Loan is not included in the mortgage loan pool.

The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction

o The mortgage loans in the transaction consist of sub-prime, adjustable and fixed rate, first lien residential mortgage loans (the "Mortgage Loans") originated or acquired by Wells Fargo Bank, N.A. ("Wells Fargo").

o The Mortgage Loans will be serviced by the Wells Fargo Home Mortgage division of Wells Fargo Bank, N.A.

o Credit support for the certificates will be provided through a senior/subordinate structure, upfront fully funded overcollateralization of approximately 0.75% (subject to stepdown as described herein), excess spread and mortgage insurance.

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as GSWFHET20061 and on Bloomberg as WFHET 2006-1.

o This transaction will contain a swap agreement with an initial swap notional amount of approximately $1,083,627,147. For the purposes of calculating the Net WAC Cap, the swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay to the Swap Provider an amount equal to a per annum rate of 5.36% (on an actual/360 basis) on the swap notional amount and the trust will be entitled to receive from the Swap Provider an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the swap notional amount.

o The Offered Certificates will be registered under a registration statement (File No. 333-131594) filed with the Securities and Exchange Commission.

Time Table

Expected Closing Date:              May 30, 2006

Cut-Off Date:                       May 1, 2006

Expected Pricing Date:              On or before May 26, 2006

First Distribution Date:            June 26, 2006

Key Terms

Offered Certificates:               Class A and Class M Certificates other than
                                    the Class M-9, Class M-10 and Class M-11
                                    Certificates

Non-Offered Certificates:           Class M-9 Certificates, Class M-10
                                    Certificates, Class M-11 Certificates, Class
                                    CE Certificates, Class P Certificates and
                                    Residual Certificates

LIBOR Certificates:                 Class A and Class M Certificates

Class A Certificates:               Class A-1, Class A-2, Class A-3 and Class
                                    A-4 Certificates

Class M Certificates:               Class M-1, Class M-2, Class M-3, Class M-4,
                                    Class M-5, Class M-6, Class M-7, Class M-8,
                                    Class M-9, Class M-10 and Class M-11
                                    Certificates

Residual Certificates:              Class R, Class R-C and Class R-X
                                    Certificates

Subordinated Certificates:          Class M and Class CE Certificates

Depositor:                          Wells Fargo Asset Securities Corporation

Underwriter:                        Goldman, Sachs & Co.

Servicer:                           Wells Fargo Bank, N.A.

Securities Administrator:           Wells Fargo Bank, N.A.

The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trustee:                            HSBC Bank (USA), National Association

Custodian:                          Wells Fargo Bank, N.A.

Swap Provider:                      Royal Bank of Scotland plc

Servicing Fee Rate:                 50 bps

Distribution Date:                  25th day of the month or the next Business
                                    Day

Record Date:                        For any Distribution Date, the last Business
                                    Day of the Interest Accrual Period.

Delay Days:                         0 day delay on all the Offered Certificates

Day Count:                          Actual/360 basis

Prepayment Period:                  The calendar month prior to the Distribution
                                    Date

Collection Period:                  The period commencing on the second day of
                                    the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which the Distribution Date occurs.

Interest Accrual Period:            For the LIBOR Certificates, from and
                                    including the prior Distribution Date or for the first Distribution Date, from the Closing Date, through and including the day prior to the current Distribution Date.

Pricing Prepayment Assumption:      Adjustable rate Mortgage Loans: CPR starting
                                    at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 30%
                                    CPR in month 12 (an approximate 2.273%
                                    increase per month), remaining at 30% CPR for 12 months, then moving to 60% CPR for 3 months, and then remaining at 35% CPR thereafter. Fixed rate Mortgage Loans: CPR starting at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 24% CPR in month 12 (an approximate
                                    1.727% increase per month), and remaining at 24% CPR thereafter.

Excess Spread:                      The interest payable on the mortgage loans
                                    due to the initial weighted average net
                                    mortgage interest rate of the mortgage pool is expected to be greater than the interest payments required on the LIBOR Certificates and any net swap payments owed to the swap provider, resulting in excess cash flow calculated in the following manner based on the collateral as of the Cut-Off Date:

                                    Initial Gross WAC of the Mortgage Loans (1):             8.0809%

                                       Less Servicing Fee                                    0.5000%
                                                                                             -------
                                    Net WAC (1):                                             7.5809%

                                       Less Initial LIBOR Certificate Coupon (Approx.)(2):   5.2254%

                                       Less Initial Swap Outflow(2):                         0.2708%
                                                                                             -------
                                    Initial Excess Spread (1):                               2.0847%

                                       (1)   This amount will vary on each
                                             distribution date based on changes
                                             to the weighted average interest
                                             rate on the Mortgage Loans as well
                                             as any changes in day count.

                                       (2)   Assumes 1-month LIBOR equal to
                                             5.086% and a 30-day month. This
                                             amount will vary on each
                                             distribution date based on changes
                                             to the weighted average
                                             Pass-Through Rates on the LIBOR
                                             Certificates as well as any changes
                                             in day count.


Servicer Advancing:                 The Servicer will advance delinquent
                                    payments of scheduled principal and interest
                                    (other than balloon payments), subject to recoverability.

Compensating Interest:              The Servicer will be obligated, on or before
                                    each Distribution Date, to pay to the
                                    Securities Administrator for the benefit of Certificateholders an amount (such amount,
                                    "Compensating Interest") equal to the lesser of (i) the aggregate prepayment interest shortfall attributable to prepayments in full with respect to such Distribution Date and (ii) the Servicing Fee for such Distribution Date.

The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Optional Clean-up Call:             The transaction has a 10% optional clean-up
                                    call.

Rating Agencies:                    Standard & Poor's Ratings Services, a
                                    division of The McGraw-Hill Companies, Inc., and Moody's Investors Service, Inc.

Minimum Denomination:               $100,000 with regard to each of the Offered
                                    Certificates.

Legal Investment:                   It is anticipated that the Class A, Class
                                    M-1, Class M-2, Class M-3, Class M-4 and
                                    Class M-5 Certificates will initially be SMMEA eligible. The Class M-6, Class M-7 and
                                    Class M-8 Certificates will not be SMMEA eligible.

ERISA Eligible:                     Underwriter's exemption is expected to apply
                                    to the Offered Certificates. However, in addition, for so long as the swap agreement is in effect, prospective purchasers must be eligible under one or more investor-based exemptions, and prospective purchasers should consult their own counsel.

Tax Treatment:                      All LIBOR Certificates represent REMIC
                                    regular interests subject to certain rights and obligations to receive amounts in respect of the Cap Carryover Amounts; the Securities Administrator will treat the rights and obligations to receive amounts in respect of the Cap Carryover Amounts as rights under a notional principal contract.
                                    The Residual Certificates each represent the residual interest in a REMIC.

Registration Statement and          This term sheet does not contain all
Prospectus:                         information that is required to be included
                                    in a registration statement, or in a base prospectus and prospectus supplement.

                                    The Depositor has filed a registration
                                    statement (including the prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

                                    The asset-backed securities referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and the underwriter has confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by the underwriter, will not create binding contractual obligations for you, the underwriter or us.

                                    The registration statement referred to above
                                    (including the prospectus) is incorporated in this term sheet by reference and may be accessed by clicking on the following hyperlink:

                                    http://www.sec.gov/Archives/edgar/data/
                                    1011663/000091412106000909/we892671-s3a2.txt

Risk Factors:                       PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                    INCLUDED IN THE REGISTRATION STATEMENT FOR A
                                    DESCRIPTION OF INFORMATION THAT SHOULD BE
                                    CONSIDERED IN CONNECTION WITH AN INVESTMENT
                                    IN THE OFFERED CERTIFICATES.

The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Certificates

Description of Principal and Interest Distributions

Principal will be paid as described under the heading "Principal Distributions". Prior to the Step-Down Date or when a Trigger Event is in effect, all principal collected or advanced on the Mortgage Loans will be paid to the LIBOR Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest, if any, will be available to maintain the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one-month LIBOR plus a margin that will step up after the date on which the Optional Clean-up Call is exercisable, subject to the Net WAC Cap. The interest paid to each class will be reduced by their allocable share of Current Interest Shortfalls, which will be allocated first to excess interest on the Mortgage Loans for the related Distribution Date, and thereafter to reduce the Accrued Certificate Interest on the LIBOR Certificates on a pro rata basis based on the respective amounts of interest accrued on those Certificates for that Distribution Date. Any reductions in interest payments due to the Pass-Through-Rate attributable to the Net WAC Cap will be carried forward with interest at the applicable Pass-Through-Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the Monthly Excess Interest Amount, (2) 0.75% overcollateralization (fully funded upfront) (after the Step-Down Date, so long as a Trigger Event is not in effect, the Targeted Overcollateralization Amount will equal 1.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Collection Period, subject to a floor equal to 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date), and
(3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Targeted Overcollateralization Amount. As of any Distribution Date (x) prior to the Stepdown Date, approximately 0.75% of the aggregate principal balance as of the Cut-Off Date and (y) on and after the Stepdown Date, (i) if a Trigger Event has not occurred for such Distribution Date, the greater of (a) approximately 1.50% of the aggregate principal balance of the mortgage loans as of the last day of the related Collection Period and (b) 0.50% of the aggregate principal balance of the mortgage loans as of the Cut-Off Date and (ii) if a Trigger Event has occurred for such Distribution Date, the Targeted Overcollateralization Amount for the immediately preceding Distribution Date.

Mortgage Insurance. As of the Cut-Off Date, approximately 52.87% of the Mortgage Loans with original LTVs greater than 80% are covered by borrower and/or lender paid mortgage insurance.

Senior Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate principal balance of the Class M Certificates (including any overcollateralization and prior to taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Collection Period.

Step-Down Date. The earlier of (A) the Distribution Date following the date on which the principal balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x)   the Distribution Date occurring in June 2009; and
(y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to 34.10%.

The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class   Initial Subordination Percentage   Step-Down Date Percentage
--------------------------------------------------------------------
  A                  17.05%                         34.10%
 M-1                 13.80%                         27.60%
 M-2                 10.95%                         21.90%
 M-3                 9.30%                          18.60%
 M-4                 7.70%                          15.40%
 M-5                 6.25%                          12.50%
 M-6                 4.90%                           9.80%
 M-7                 3.60%                           7.20%
 M-8                 2.75%                           5.50%
 M-9                 2.25%                           4.50%
 M-10                1.75%                           3.50%
 M-11                0.75%                           1.50%

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) the three-month rolling average of 60+ Day Delinquent Loans (as a percentage of the aggregate principal balance of the mortgage loans as of the last day of the related Collection Period) equals or exceeds 40.89% of the Senior Enhancement Percentage or (ii) the aggregate amount of realized losses incurred since the Cut-Off Date through the last day of the related Collection Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

   Distribution Date              Cumulative Realized Loss Percentage:
--------------------------------------------------------------------------------
June 2008 - May 2009     1.25% for the first month, plus an additional 1/12th of
                                     1.50% for each month thereafter

June 2009 - May 2010    2.75% for the first month, plus an additional 1/12th of
                                    1.55% for each month thereafter

June 2010 - May 2011     4.30% for the first month, plus an additional 1/12th of
                                     1.25% for each month thereafter

June 2011 - May 2012     5.55% for the first month, plus an additional 1/12th of
                                        0.65% for each month thereafter

June 2012 and thereafter                          6.20%

60+ Day Delinquent Loan. A 60+ Day Delinquent Loan is any Mortgage Loan (including each Mortgage Loan in foreclosure and each Mortgage Loan for which the related mortgagor has filed for bankruptcy after the Closing Date) with respect to which any portion of a monthly payment is, as of the last day of the prior Collection Period, two months or more past due and each Mortgage Loan relating to REO property.

Step-Up Coupons. For all LIBOR Certificates the coupon will increase after the first distribution date on which the Optional Clean-Up Call is first exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance, the margin for the Class M Certificates will increase to 1.5 times the margin at issuance.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class A-2 Pass-Through Rate. The Class A-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class A-3 Pass-Through Rate. The Class A-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class A-4 Pass-Through Rate. The Class A-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class M-7 Pass-Through Rate. The Class M-7 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class M-8 Pass-Through Rate. The Class M-8 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class M-9 Pass-Through Rate. The Class M-9 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class M-10 Pass-Through Rate. The Class M-10 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class M-11 Pass-Through Rate. The Class M-11 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Net WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Mortgage Loans in effect on the beginning of the related Collection Period less the Servicing Fee Rate and (B) the net swap receivable into the trust, if any, less net swap payments out of the trust, if any, divided by the balance of the Mortgage Loans at the beginning of the related Due Period multiplied by 12.

Cap Carryover Amount. As to any Distribution Date, the Cap Carryover Amount for each of the LIBOR Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the Net WAC Cap) over interest due on such class of certificates at a rate equal to the Net WAC Cap, (ii) any Cap Carryover Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the Net WAC Cap). In the event any Class A or Class M Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Cap Carryover Amounts for that class of certificates.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related principal balance immediately prior to such Distribution Date at the related Pass-Through Rate as reduced by that class' share of the excess of the Current Interest Shortfall for such Distribution Date, if any, over the Monthly Excess Interest Amount for such Distribution Date.

Current Interest Shortfall. Any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statutes, prepayment interest shortfalls resulting from prepayments in full, to the extent not covered by Compensating Interest, and any prepayment interest shortfalls resulting from partial principal prepayments.

Interest Remittance Amount. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to any interest received or advanced on the Mortgage Loans less (x) the Servicing Fee,
(y) net swap payments out of the trust, if any, and (z) certain swap termination payments owed to the Swap Provider, if any.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the Servicer for the related advances and the applicable servicing fees in respect of such Mortgage Loan.

Interest Distributions on the LIBOR Certificates. On each Distribution Date, distributions from available funds will be allocated as follows:

(a) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the Swap Provider, if any,

(b) from the Interest Remittance Amount , to the Class A Certificates, pro rata (based on the accrued and unpaid interest distributable to each class of Class A Certificates) the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest amount from prior Distribution Dates;

(c) from any remaining Interest Remittance Amount to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest for such Distribution Date; and

(d) from any remaining Interest Remittance Amount (such amount, the "Monthly Excess Interest Amount"), as a component of the Monthly Excess Cashflow Amount.

Principal Distributions. On each Distribution Date (a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount will be allocated in the following order of priority:

The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(a) first, concurrently, to the Class R, Class R-C and Class R-X Certificates and then to the Class A Certificates, the Principal Distribution Amount, sequentially, to the Class A-1 Certificates until the principal balance thereof has been reduced to zero, then to the Class A-2 Certificates until the principal balance thereof has been reduced to zero, then to the Class A-3 Certificates until the principal balance thereof has been reduced to zero, and then to the Class A-4 Certificates until the principal balance thereof has been reduced to zero;

(b) the portion of the available Principal Distribution Amount remaining after making the distribution described above in paragraph (a) will be distributed to the Class M Certificates, sequentially, in ascending numerical order, until the principal balances thereof have been reduced to zero; and

(c) from any remaining Principal Distribution Amount, as a component of the Monthly Excess Cash Flow Amount.

On each Distribution Date (a) on or after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated in the following order of priority:

(a) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, sequentially, to the Class A-1 Certificates until the principal balance thereof has been reduced to zero, then to the Class A-2 Certificates until the principal balance thereof has been reduced to zero, then to the Class A-3 Certificates until the principal balance thereof has been reduced to zero, and then to the Class A-4 Certificates until the principal balance thereof has been reduced to zero;

(b) the portion of the available Principal Distribution Amount remaining after making the distribution described above in paragraph (a) will be distributed sequentially, in ascending numerical order, to each Class M Certificate, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for such class, until the principal balance of such class has been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11 and Class CE certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata among the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates.

Allocation of Monthly Excess Cashflow Amount. For any Distribution Date, any Monthly Excess Cashflow Amounts shall be allocated sequentially as follows:

      (i) concurrently to the Class A Certificates, first their remaining unpaid Accrued Certificate Interest and then their interest carryforward amount;

      (ii) sequentially, in ascending numerical order, to the Class M Certificates, first their remaining unpaid Accrued Certificate Interest, and then their interest carryforward amount;

      (iii) concurrently, to the Class A-1 Certificates, any Cap Carryover Amounts for such class, to the Class A-2 Certificates, any Cap Carryover Amounts for such class, to the Class A-3 Certificates, any Cap Carryover Amounts for such class, and to the Class A-4 Certificates, any Cap Carryover Amounts for such class, allocated pro rata by their respective Cap Carryover Amounts,

      (iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates, any Cap Carryover Amounts for such classes,

      (v)   certain swap termination payments to the Supplemental Interest
            Trust,

      (vi)  to the holders of the Class CE certificates, any remaining amounts.

The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Monthly Excess Cashflow Amount. For any Distribution Date, the amount of available funds for such Distribution Date remaining after making all distributions under the headings "Interest Distributions on LIBOR Certificates" and "Principal Distributions" above.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the Swap Provider for such Distribution Date and the net swap receivable from the Swap Provider for such Distribution Date. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the Swap Provider, any net swap payments and certain swap termination payment (other than a defaulted swap termination payment) owed for such Distribution Date,

(ii) to the certificateholders, to pay interest according to sections (b), (c) and (d) of the "Interest Distributions on the LIBOR Certificates" section, to the extent unpaid from other available funds,

(iii) to the certificateholders, to pay principal according to the section "Principal Distributions on the Certificates," but only to the extent necessary to cause the overcollateralization to be restored to the current overcollateralization amount as a result of current or prior Realized Losses not previously so reimbursed (prior to distribution of any amounts due), to the extent unpaid from other available funds,

(iv) to the certificateholders, to pay unpaid interest shortfall amounts and Cap Carryover Amounts according to the section "Allocation of Monthly Excess Cashflow Amount", to the extent unpaid from other available funds,

(v) to the Swap Provider, any defaulted swap termination payment owed for such Distribution Date, and

(vi)  to the holders of the Class CE certificates, any remaining amounts.

Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated sequentially on each Distribution Date in the following order of priority, (a) to the excess cash flow, (b) in reduction of the overcollateralization amount, and (c) sequentially, to the Class M-11, Class M-10, Class M-9, Class M-8, Class M-7, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, in that order. An allocation of any Realized Losses to a Subordinated Certificate (other than the Class CE Certificates) on any Distribution Date will be made by reducing its principal balance, after taking into account all distributions made on such Distribution Date and any increase in principal balance due to a subsequent recovery.

Once realized losses are allocated sequentially to the Class M-11, Class M-10, Class M-9, Class M-8, Class M-7, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, their principal balances will be permanently reduced by the amount so allocated, and no amounts will be distributable with respect to such written down amounts on that Distribution Date or any future Distribution Date. Realized Losses will not be allocated to reduce the principal balance of the Class A Certificates.

Principal Distribution Amount. On any Distribution Date, (1) the sum of (a) the Principal Remittance Amount and (b) the Extra Principal Distribution Amount, if any, minus (2) the Overcollateralization Release Amount, if any.

Principal Remittance Amount. On any Distribution Date, the sum, less certain reimbursement and indemnification amounts, of:

      a) all scheduled payments of principal due during the related Collection Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

      b) the principal portion of all partial and full prepayments received during the related prepayment period,

The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      c) the principal portion of all net liquidation proceeds, net condemnation proceeds, net insurance proceeds and subsequent recoveries received during the month prior to the month during which such Distribution Date occurs,

      d) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, that were repurchased during the related prepayment period,

      e) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan during the related prepayment period, and

      f) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Servicing Fee and plus (A) the net swap receivable into the trust, if any (to the extent provided in clause (iii) of "Supplemental Interest Trust" above), and less (B) net swap payments and certain swap termination payments out of the trust, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the Overcollateralization Deficiency Amount for such Distribution Date.

Overcollateralization Deficiency Amount: For any Distribution Date, the excess, if any, of (x) the Targeted Overcollateralization Amount for such Distribution Date over (y) the actual overcollateralization amount, after giving effect to distributions of the Principal Distribution Amount (other than the Extra Principal Distribution Amount component) on such Distribution Date.

Overcollateralization Release Amount. For any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, the lesser of (x) the Principal Remittance Amount and (y) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date, assuming that 100% of the Principal Remittance Amount is applied as a principal payment on the Certificates on such Distribution Date over (ii) the Targeted Overcollateralization Amount of such Distribution Date. With respect to any Distribution Date on which a Trigger Event is in effect, the Overcollateralization Release Amount will be zero.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the principal balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 65.90% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the principal balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 72.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the principal balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the principal balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 78.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the principal balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 81.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the principal balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 84.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution Date), and (F) the principal balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 87.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution
Date), and (G) the principal balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 90.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-7 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution
Date), (G) the principal balance of the Class M-6 Certificates (after taking into account any payment of the Class M-6 Principal Distribution Amount on such Distribution Date), and (H) the principal balance of the Class M-7 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 92.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-8 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution
Date), (G) the principal balance of the Class M-6 Certificates (after taking into account any payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the principal balance of the Class M-7 Certificates (after taking into account any payment of the Class M-7 Principal Distribution Amount on such Distribution Date), and (I) the principal balance of the Class M-8 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 94.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-9 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution
Date), (G) the principal balance of the Class M-6 Certificates (after taking into account any payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the principal balance of the Class M-7 Certificates (after taking into account any payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the principal balance of the Class M-8 Certificates (after taking into account any payment of the Class M-8 Principal Distribution Amount on such Distribution Date), and (J) the principal balance of the Class M-9 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 95.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-10 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution
Date), (G) the principal balance of the Class M-6 Certificates (after taking into account any payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the principal balance of the Class M-7 Certificates (after taking into account any payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the principal balance of the Class M-8 Certificates (after taking into account any payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (J) the principal balance of the Class M-9 Certificates (after taking into account any payment of the Class M-9 Principal Distribution Amount on such Distribution Date), and (K) the principal balance of the Class M-10 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 96.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-11 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution
Date), (G) the principal balance of the Class M-6 Certificates (after taking into account any payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the principal balance of the Class M-7 Certificates (after taking into account any payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the principal balance of the Class M-8 Certificates (after taking into account any payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (J) the principal balance of the Class M-9 Certificates (after taking into account any payment of the Class M-9 Principal Distribution Amount on such Distribution Date), (K) the principal balance of the Class M-10 Certificates (after taking into account any payment of the Class M-10 Principal Distribution Amount on such Distribution Date), and (L) the principal balance of the Class M-11 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 98.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1) (2)


                              No            1-12           13-24           25-36
         Product            Penalty        Months          Months          Months               Total
--------------------------------------------------------------------------------------------------------
1 YR ARM                  $9,282,680               $0              $0                $0       $9,282,680
15 YR FIXED               $3,545,821               $0        $473,319        $5,673,663        9,692,803
2 YR ARM                $202,709,393         $915,342    $738,505,736                $0      942,130,471
2 YR ARM IO               $7,304,413               $0     $27,947,415                $0       35,251,828
3 YR ARM                  $2,811,080               $0        $280,095        $8,727,275       11,818,450
3 YR ARM IO                       $0               $0              $0          $108,000          108,000
30 YR FIXED              $14,096,087               $0      $1,156,075       $51,526,027       66,778,189
30 YR FIXED IO                    $0               $0              $0           $69,840           69,840
FIXED BALLOON 30/15       $1,946,324               $0        $107,471       $19,048,475       21,102,270
--------------------------------------------------------------------------------------------------------
Total(3):               $241,695,796         $915,342    $768,470,111       $85,153,280   $1,096,234,530
--------------------------------------------------------------------------------------------------------


                              No            1-12           13-24           25-36
        Product             Penalty        Months          Months          Months
---------------------------------------------------------------------------------------
1 YR ARM                        0.85%            0.00%           0.00%            0.00%
15 YR FIXED                     0.32%            0.00%           0.04%            0.52%
2 YR ARM                       18.49%            0.08%          67.37%            0.00%
2 YR ARM IO                     0.67%            0.00%           2.55%            0.00%
3 YR ARM                        0.26%            0.00%           0.03%            0.80%
3 YR ARM IO                     0.00%            0.00%           0.00%            0.01%
30 YR FIXED                     1.29%            0.00%           0.11%            4.70%
30 YR FIXED IO                  0.00%            0.00%           0.00%            0.01%
FIXED BALLOON 30/15             0.18%            0.00%           0.01%            1.74%
---------------------------------------------------------------------------------------
Total(3):                      22.05%            0.08%          70.10%            7.77%
---------------------------------------------------------------------------------------


(1) All percentages calculated herein are percentages of scheduled principal balance as of the Cut-Off Date unless otherwise noted.
(2) None of the Mortgage Loans has a prepayment penalty term in excess of 36 months.
(3)   Columns may not add up due to rounding.

The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Offered Class M Certificates

The assumptions for the breakeven CDR table below are as follows:

      o The Pricing Prepayment Assumption (as defined on page 4 above) is applied.

      o     1-month and 6-month Forward LIBOR curves (as of close on May 19,
            2006) are used.

      o     40% loss severity, 100% advancing of principal and interest.

      o     There is a 6-month lag in recoveries.

      o Priced to call with collateral losses calculated through the life of the applicable bond.

      o     All the Offered Certificates are priced at par.

      o All payments are assumed to be made on the 25th of the month regardless of business days.


                                            First Dollar of Loss            LIBOR Flat                   0% Return
-------------------------------------------------------------------------------------------------------------------------
Class M-1      CDR (%)                                        26.23                      26.28                      27.50
               Yield (%)                                     5.5531                     5.3295                     0.0101
               WAL (years)                                     3.57                       3.57                       3.45
               Modified Duration (years)                       3.20                       3.21                       3.20
               Principal Window                       Dec09 - Dec09              Dec09 - Dec09              Nov09 - Nov09
               Principal Writedown               $59,369.96 (0.17%)        $369,637.98 (1.04%)     $6,884,240.18 (19.32%)
               Total Collat Loss           $186,482,290.61 (17.01%)   $186,764,627.58 (17.04%)   $192,233,218.29 (17.54%)
-------------------------------------------------------------------------------------------------------------------------
Class M-2      CDR (%)                                        21.07                      21.12                      22.04
               Yield (%)                                     5.6074                     5.3459                     0.0011
               WAL (years)                                     3.82                       3.82                       3.76
               Modified Duration (years)                       3.40                       3.40                       3.47
               Principal Window                       Mar10 - Mar10              Mar10 - Mar10              Mar10 - Mar10
               Principal Writedown               $33,433.12 (0.11%)        $376,165.09 (1.20%)     $6,628,987.87 (21.22%)
               Total Collat Loss           $159,436,859.92 (14.54%)   $159,747,925.64 (14.57%)   $165,420,111.02 (15.09%)
-------------------------------------------------------------------------------------------------------------------------
Class M-3      CDR (%)                                        18.26                      18.30                      18.89
               Yield (%)                                     5.6555                     5.2967                     0.0129
               WAL (years)                                     4.07                       4.07                       3.93
               Modified Duration (years)                       3.60                       3.60                       3.60
               Principal Window                       Jun10 - Jun10              Jun10 - Jun10              May10 - May10
               Principal Writedown               $28,906.56 (0.16%)        $320,754.02 (1.77%)     $4,051,692.65 (22.40%)
               Total Collat Loss           $144,322,035.11 (13.17%)   $144,586,108.33 (13.19%)   $147,551,534.28 (13.46%)
-------------------------------------------------------------------------------------------------------------------------
Class M-4      CDR (%)                                        15.80                      15.84                      16.38
               Yield (%)                                     5.6944                     5.3212                     0.1033
               WAL (years)                                     4.24                       4.24                       4.08
               Modified Duration (years)                       3.72                       3.73                       3.72
               Principal Window                       Aug10 - Aug10              Aug10 - Aug10              Jul10 - Jul10
               Principal Writedown               $17,846.95 (0.10%)        $325,857.05 (1.86%)     $4,036,119.01 (23.01%)
               Total Collat Loss           $129,262,452.85 (11.79%)   $129,541,031.57 (11.82%)   $132,497,425.87 (12.09%)
-------------------------------------------------------------------------------------------------------------------------
Class M-5      CDR (%)                                        13.70                      13.74                      14.21
               Yield (%)                                     5.7304                     5.3164                     0.0928
               WAL (years)                                     4.40                       4.40                       4.23
               Modified Duration (years)                       3.85                       3.85                       3.85
               Principal Window                       Oct10 - Oct10              Oct10 - Oct10              Sep10 - Sep10
               Principal Writedown                $8,387.97 (0.05%)        $331,562.30 (2.09%)     $3,812,055.03 (23.98%)
               Total Collat Loss           $115,672,095.63 (10.55%)   $115,964,473.73 (10.58%)   $118,709,870.29 (10.83%)
-------------------------------------------------------------------------------------------------------------------------


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                            First Dollar of Loss            LIBOR Flat                   0% Return
-------------------------------------------------------------------------------------------------------------------------
Class M-6      CDR (%)                                        11.85                      11.89                      12.32
               Yield (%)                                     5.7791                     5.3355                     0.0006
               WAL (years)                                     4.57                       4.57                       4.35
               Modified Duration (years)                       3.97                       3.98                       3.98
               Principal Window                       Dec10 - Dec10              Dec10 - Dec10              Nov10 - Nov10
               Principal Writedown               $29,463.56 (0.20%)        $364,923.72 (2.47%)     $3,755,502.72 (25.38%)
               Total Collat Loss            $103,032,159.87 (9.40%)    $103,337,962.31 (9.43%)    $106,035,305.28 (9.67%)
-------------------------------------------------------------------------------------------------------------------------
Class M-7      CDR (%)                                        10.16                      10.24                      10.61
               Yield (%)                                     6.2321                     5.2894                     0.0696
               WAL (years)                                     4.65                       4.64                       4.42
               Modified Duration (years)                       3.99                       4.00                       4.06
               Principal Window                       Jan11 - Jan11              Jan11 - Jan11              Jan11 - Jan11
               Principal Writedown                $5,974.73 (0.04%)        $700,123.68 (4.91%)     $3,902,171.26 (27.38%)
               Total Collat Loss             $90,365,010.06 (8.24%)     $91,001,077.07 (8.30%)     $93,928,563.17 (8.57%)
-------------------------------------------------------------------------------------------------------------------------
Class M-8      CDR (%)                                         9.08                       9.15                       9.38
               Yield (%)                                     6.4410                     5.2476                     0.2274
               WAL (years)                                     4.82                       4.72                       4.48
               Modified Duration (years)                       4.09                       4.04                       4.10
               Principal Window                       Mar11 - Mar11              Feb11 - Feb11              Feb11 - Feb11
               Principal Writedown                $4,529.37 (0.05%)        $586,357.61 (6.29%)     $2,609,507.12 (28.01%)
               Total Collat Loss             $82,537,464.63 (7.53%)     $82,684,557.31 (7.54%)     $84,557,448.60 (7.71%)
-------------------------------------------------------------------------------------------------------------------------


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Maturity

      The assumptions for the sensitivity table below are as follows:

      o     Prepayments capped at 85% CPR

      o     1-month and 6-month LIBOR remain static

      o     10% Clean Up Call is not exercised


                                    --------------------------------------------------------------------------------------------
                                    50 PPA           75 PPA           100 PPA           125 PPA         150 PPA          175 PPA
--------------------------------------------------------------------------------------------------------------------------------
Class A-1     WAL                    1.60             1.18              0.95             0.79             0.68             0.60
              First Prin Pay           1                1                1                 1               1                1
              Last Prin Pay           37               25                21               18               15               13
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-2     WAL                    3.94             2.58              2.00             1.72             1.47             1.26
              First Prin Pay          37               25                21               18               15               13
              Last Prin Pay           62               41                28               23               21               18
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-3     WAL                    7.46             4.92              3.25             2.22             1.93             1.76
              First Prin Pay          62               41                28               23               21               18
              Last Prin Pay           128              85                62               32               26               24
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-4     WAL                    14.98            10.13             7.40             4.76             2.40             2.12
              First Prin Pay          128              85                62               32               26               24
              Last Prin Pay           294              210              158               122              33               28
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-1     WAL                    8.71             5.87              4.80             5.03             5.86             4.85
              First Prin Pay          47               39                44               53               56               47
              Last Prin Pay           247              172              126               96               97               79
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-2     WAL                    8.68             5.84              4.67             4.48             4.31             3.61
              First Prin Pay          47               38                42               47               46               39
              Last Prin Pay           236              163              120               91               72               60
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-3     WAL                    8.64             5.80              4.59             4.23             3.86             3.26
              First Prin Pay          47               38                41               45               43               36
              Last Prin Pay           224              154              113               86               68               56
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-4     WAL                    8.59             5.77              4.52             4.08             3.65             3.09
              First Prin Pay          47               38                40               43               40               34
              Last Prin Pay           216              148              108               82               65               54
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-5     WAL                    8.54             5.72              4.46             3.96             3.48             2.96
              First Prin Pay          47               37                39               41               38               33
              Last Prin Pay           206              140              102               78               62               51
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-6     WAL                    8.45             5.66              4.40             3.85             3.35             2.85
              First Prin Pay          47               37                38               40               37               31
              Last Prin Pay           194              132               96               73               58               48
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-7     WAL                    8.33             5.56              4.30             3.73             3.23             2.75
              First Prin Pay          47               37                38               39               35               30
              Last Prin Pay           181              123               89               68               54               45
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-8     WAL                    8.15             5.43              4.20             3.62             3.10             2.65
              First Prin Pay          47               37                38               38               35               30
              Last Prin Pay           166              110               80               61               48               41
--------------------------------------------------------------------------------------------------------------------------------


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Call

      The assumptions for the sensitivity table below are as follows:

      o     Prepayments capped at 85% CPR

      o     1-month and 6-month LIBOR remain static

      o     10% Clean Up Call is exercised


                                    50 PPA           75 PPA           100 PPA           125 PPA         150 PPA          175 PPA
--------------------------------------------------------------------------------------------------------------------------------
Class A-1     WAL                    1.60             1.18              0.95             0.79             0.68             0.60
              First Prin Pay           1                1                1                 1               1                1
              Last Prin Pay           37               25                21               18               15               13
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-2     WAL                    3.94             2.58              2.00             1.72             1.47             1.26
              First Prin Pay          37               25                21               18               15               13
              Last Prin Pay           62               41                28               23               21               18
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-3     WAL                    7.46             4.92              3.25             2.22             1.93             1.76
              First Prin Pay          62               41                28               23               21               18
              Last Prin Pay           128              85                62               32               26               24
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class A-4     WAL                    11.82            7.86              5.66             3.57             2.40             2.12
              First Prin Pay          128              85                62               32               26               24
              Last Prin Pay           144              96                69               53               33               28
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-1     WAL                    7.94             5.32              4.39             4.40             3.49             2.99
              First Prin Pay          47               39                44               53               42               36
              Last Prin Pay           144              96                69               53               42               36
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-2     WAL                    7.94             5.31              4.27             4.19             3.49             2.99
              First Prin Pay          47               38                42               47               42               36
              Last Prin Pay           144              96                69               53               42               36
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-3     WAL                    7.94             5.31              4.21             3.95             3.49             2.99
              First Prin Pay          47               38                41               45               42               36
              Last Prin Pay           144              96                69               53               42               36
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-4     WAL                    7.94             5.31              4.17             3.82             3.44             2.93
              First Prin Pay          47               38                40               43               40               34
              Last Prin Pay           144              96                69               53               42               36
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-5     WAL                    7.94             5.30              4.14             3.72             3.30             2.82
              First Prin Pay          47               37                39               41               38               33
              Last Prin Pay           144              96                69               53               42               36
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-6     WAL                    7.94             5.30              4.12             3.65             3.19             2.74
              First Prin Pay          47               37                38               40               37               31
              Last Prin Pay           144              96                69               53               42               36
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-7     WAL                    7.94             5.30              4.09             3.59             3.11             2.67
              First Prin Pay          47               37                38               39               35               30
              Last Prin Pay           144              96                69               53               42               36
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Class M-8     WAL                    7.94             5.30              4.09             3.55             3.05             2.61
              First Prin Pay          47               37                38               38               35               30
              Last Prin Pay           144              96                69               53               42               36
--------------------------------------------------------------------------------------------------------------------------------


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread. The information in the following table has been prepared in accordance with the following assumptions (i) One and Six-month LIBOR adjust in accordance with the LIBOR Forward Curves as of the close on May 19, 2006, (ii) daycount convention of 30/360 is applied, and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual excess spread on any distribution date will conform to the corresponding rate set forth for that Distribution Date in the following table.


           Distribution    Excess Spread                Distribution     Excess Spread                Distribution     Excess Spread
Period         Date             (%)          Period         Date              (%)          Period         Date              (%)
------------------------------------------------------------------------------------------------------------------------------------
  1           Jun-06            2.82           49          Jun-10             4.06           97          Jun-14             4.26
  2           Jul-06            2.09           50          Jul-10             4.24           98          Jul-14             4.45
  3           Aug-06            1.91           51          Aug-10             4.05           99          Aug-14             4.30
  4           Sep-06            1.90           52          Sep-10             4.05          100          Sep-14             4.32
  5           Oct-06            2.08           53          Oct-10             4.26          101          Oct-14             4.52
  6           Nov-06            1.90           54          Nov-10             4.07          102          Nov-14             4.37
  7           Dec-06            2.08           55          Dec-10             4.25          103          Dec-14             4.57
  8           Jan-07            1.89           56          Jan-11             4.06          104          Jan-15             4.42
  9           Feb-07            1.90           57          Feb-11             4.06          105          Feb-15             4.45
  10          Mar-07            2.44           58          Mar-11             4.63          106          Mar-15             4.99
  11          Apr-07            1.91           59          Apr-11             4.08          107          Apr-15             4.51
  12          May-07            2.09           60          May-11             4.27          108          May-15             4.71
  13          Jun-07            1.91           61          Jun-11             4.07          109          Jun-15             4.58
  14          Jul-07            2.09           62          Jul-11             4.26          110          Jul-15             4.77
  15          Aug-07            1.91           63          Aug-11             4.07          111          Aug-15             4.65
  16          Sep-07            1.91           64          Sep-11             4.08          112          Sep-15             4.68
  17          Oct-07            2.09           65          Oct-11             4.29          113          Oct-15             4.89
  18          Nov-07            1.91           66          Nov-11             4.10          114          Nov-15             4.77
  19          Dec-07            2.16           67          Dec-11             4.29          115          Dec-15             4.96
  20          Jan-08            1.97           68          Jan-12             4.11          116          Jan-16             4.85
  21          Feb-08            2.23           69          Feb-12             4.11          117          Feb-16             4.89
  22          Mar-08            2.96           70          Mar-12             4.28          118          Mar-16             5.24
  23          Apr-08            4.03           71          Apr-12             3.92          119          Apr-16             4.99
  24          May-08            4.29           72          May-12             4.12          120          May-16             5.19
  25          Jun-08            4.08           73          Jun-12             3.93
  26          Jul-08            4.25           74          Jul-12             4.13
  27          Aug-08            4.05           75          Aug-12             3.94
  28          Sep-08            4.05           76          Sep-12             3.95
  29          Oct-08            4.23           77          Oct-12             4.16
  30          Nov-08            4.04           78          Nov-12             3.98
  31          Dec-08            4.21           79          Dec-12             4.17
  32          Jan-09            4.01           80          Jan-13             3.99
  33          Feb-09            4.00           81          Feb-13             4.00
  34          Mar-09            4.55           82          Mar-13             4.58
  35          Apr-09            4.03           83          Apr-13             4.04
  36          May-09            4.20           84          May-13             4.23
  37          Jun-09            4.00           85          Jun-13             4.06
  38          Jul-09            4.18           86          Jul-13             4.25
  39          Aug-09            4.01           87          Aug-13             4.08
  40          Sep-09            4.02           88          Sep-13             4.10
  41          Oct-09            4.23           89          Oct-13             4.31
  42          Nov-09            4.05           90          Nov-13             4.14
  43          Dec-09            4.23           91          Dec-13             4.33
  44          Jan-10            4.04           92          Jan-14             4.16
  45          Feb-10            4.04           93          Feb-14             4.18
  46          Mar-10            4.61           94          Mar-14             4.74
  47          Apr-10            4.06           95          Apr-14             4.22
  48          May-10            4.25           96          May-14             4.42


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Net WAC Cap. The information in the following table has been prepared in accordance with the following assumptions (i) one and six-month LIBOR remain constant at 20.00%, (ii) daycount convention of actual/360 is applied and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.


           Distribution                                 Distribution                                  Distribution          Net
Period         Date       Net WAC Cap (%)    Period         Date        Net WAC Cap (%)    Period         Date          WAC Cap (%)
-----------------------------------------------------------------------------------------------------------------------------------
  1           Jun-06           23.22           49          Jun-10            13.38           97          Jun-14            11.78
  2           Jul-06           21.97           50          Jul-10            13.77           98          Jul-14            12.16
  3           Aug-06           21.63           51          Aug-10            13.35           99          Aug-14            11.75
  4           Sep-06           21.51           52          Sep-10            13.34          100          Sep-14            11.74
  5           Oct-06           21.62           53          Oct-10            13.74          101          Oct-14            12.12
  6           Nov-06           21.21           54          Nov-10            13.32          102          Nov-14            11.71
  7           Dec-06           21.27           55          Dec-10            13.71          103          Dec-14            12.09
  8           Jan-07           20.82           56          Jan-11            13.29          104          Jan-15            11.69
  9           Feb-07           20.60           57          Feb-11            13.28          105          Feb-15            11.68
  10          Mar-07           21.14           58          Mar-11            14.57          106          Mar-15            12.91
  11          Apr-07           20.11           59          Apr-11            13.25          107          Apr-15            11.65
  12          May-07           20.10           60          May-11            13.64          108          May-15            12.02
  13          Jun-07           19.60           61          Jun-11            12.18          109          Jun-15            11.62
  14          Jul-07           19.60           62          Jul-11            12.57          110          Jul-15            12.00
  15          Aug-07           19.12           63          Aug-11            12.16          111          Aug-15            11.60
  16          Sep-07           18.88           64          Sep-11            12.15          112          Sep-15            11.58
  17          Oct-07           18.90           65          Oct-11            12.54          113          Oct-15            11.96
  18          Nov-07           18.43           66          Nov-11            12.13          114          Nov-15            11.56
  19          Dec-07           18.53           67          Dec-11            12.52          115          Dec-15            11.93
  20          Jan-08           18.04           68          Jan-12            12.11          116          Jan-16            11.53
  21          Feb-08           18.11           69          Feb-12            12.10          117          Feb-16            11.52
  22          Mar-08           18.83           70          Mar-12            12.92          118          Mar-16            12.30
  23          Apr-08           11.05           71          Apr-12            12.08          119          Apr-16            11.49
  24          May-08           11.48           72          May-12            12.47          120          May-16            11.86
  25          Jun-08           11.19           73          Jun-12            12.05
  26          Jul-08           11.53           74          Jul-12            12.45
  27          Aug-08           11.29           75          Aug-12            12.03
  28          Sep-08           11.43           76          Sep-12            12.02
  29          Oct-08           12.31           77          Oct-12            12.41
  30          Nov-08           11.97           78          Nov-12            12.00
  31          Dec-08           12.34           79          Dec-12            12.39
  32          Jan-09           11.98           80          Jan-13            11.98
  33          Feb-09           12.07           81          Feb-13            11.97
  34          Mar-09           13.38           82          Mar-13            13.24
  35          Apr-09           12.68           83          Apr-13            11.94
  36          May-09           13.08           84          May-13            12.33
  37          Jun-09           12.71           85          Jun-13            11.92
  38          Jul-09           13.09           86          Jul-13            12.31
  39          Aug-09           12.79           87          Aug-13            11.90
  40          Sep-09           12.93           88          Sep-13            11.89
  41          Oct-09           13.85           89          Oct-13            12.27
  42          Nov-09           13.46           90          Nov-13            11.86
  43          Dec-09           13.86           91          Dec-13            12.25
  44          Jan-10           13.43           92          Jan-14            11.84
  45          Feb-10           13.42           93          Feb-14            11.83
  46          Mar-10           14.73           94          Mar-14            13.08
  47          Apr-10           13.40           95          Apr-14            11.80
  48          May-10           13.80           96          May-14            12.18


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Agreement. On the Closing Date, the Securities Administrator will enter into a swap agreement with an initial swap notional amount of $1,083,627,147. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay to the Swap Provider an amount equal to a per annum rate of 5.36% (on an actual/360 basis) on the swap notional amount and the trust will be entitled to receive from the Swap Provider an amount equal to a per annum rate of 1-month LIBOR (on a actual/360 basis) on the swap notional amount. Only the net amount of the two obligations above will be paid by the appropriate party. The Swap Schedule is calculated at approximately 150% of the Pricing Prepayment Assumption.

                                  Swap Schedule


                                    Swap Notional                                             Swap Notional
Period       Distribution Date        Amount ($)         Period        Distribution Date        Amount ($)
-----------------------------------------------------------------------------------------------------------
   1              Jun-06            1,083,627,147          38               Jul-09              25,998,870
   2              Jul-06            1,066,676,459          39               Aug-09              25,018,689
   3              Aug-06            1,046,393,418          40               Sep-09              24,075,225
   4              Sep-06            1,022,839,683          41               Oct-09              23,167,108
   5              Oct-06              996,094,177          42               Nov-09              22,293,020
   6              Nov-06              966,268,295          43               Dec-09              21,451,694
   7              Dec-06              933,508,776          44               Jan-10              20,641,907
   8              Jan-07              898,154,784          45               Feb-10              19,862,484
   9              Feb-07              860,395,820          46               Mar-10              19,112,291
  10              Mar-07              820,960,755          47               Apr-10              18,390,238
  11              Apr-07              780,938,091          48               May-10              17,695,276
  12              May-07              742,714,616          49               Jun-10              17,026,393
  13              Jun-07              706,337,629          50               Jul-10              16,382,617
  14              Jul-07              671,717,727          51               Aug-10              15,763,009
  15              Aug-07              638,769,842          52               Sep-10              15,166,668
  16              Sep-07              607,297,545          53               Oct-10              14,592,724
  17              Oct-07              577,362,510          54               Nov-10              14,040,342
  18              Nov-07              548,865,347          55               Dec-10              13,508,716
  19              Dec-07              521,784,686          56               Jan-11              12,997,070
  20              Jan-08              494,384,945          57               Feb-11              12,504,657
  21              Feb-08              468,521,262          58               Mar-11              12,030,760
  22              Mar-08              438,946,510          59               Apr-11              11,574,685
  23              Apr-08               50,627,335          60               May-11              11,135,767
  24              May-08               48,276,443          61           Jun-11 onwards                   0
  25              Jun-08               46,079,290
  26              Jul-08               44,036,991
  27              Aug-08               42,305,921
  28              Sep-08               40,653,158
  29              Oct-08               39,065,978
  30              Nov-08               37,541,746
  31              Dec-08               36,077,883
  32              Jan-09               34,671,914
  33              Feb-09               33,321,490
  34              Mar-09               32,024,397
  35              Apr-09               29,174,192
  36              May-09               28,075,116
  37              Jun-09               27,017,187


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data(1)

                       The Mortgage Loans - All Collateral

Scheduled Principal Balance:                                            $1,096,234,530
Number of Mortgage Loans:                                                        6,750
Average Scheduled Principal Balance:                                          $162,405
Weighted Average Gross Coupon:                                                  8.081%
Weighted Average Net Coupon: (2)                                                7.581%
Weighted Average Current FICO Score:                                               613
Weighted Average Original LTV Ratio: (3)                                        78.25%
Weighted Average Combined Original LTV Ratio: (3)                               78.25%
Weighted Average Combined Original LTV Ratio with Silent Seconds: (3)           85.22%
Weighted Average Stated Remaining Term (months):                                   352
Weighted Average Seasoning (months):                                                 3
Weighted Average Months to Roll: (4)                                                21
Weighted Average Gross Margin: (4)                                              5.285%
Weighted Average Initial Rate Cap: (4)                                          3.000%
Weighted Average Periodic Rate Cap: (4)                                         1.009%
Weighted Average % of Silent Seconds: (5)                                       36.69%
Weighted Average DTI%:                                                          44.61%
Weighted Average % of Loans with MI:                                            13.80%


      (1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Cut-Off Date.
      (2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee.
      (3) With respect to first lien Mortgage Loans, the original LTV ratio reflects the original loan-to-value ratio and with respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the original principal balance of the second lien Mortgage Loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property; the combined LTV ratio with silent seconds reflects the ratio of the sum of the original principal balance of the second lien Mortgage Loans, including any Mortgage Loans with subordinate liens outside of the mortgage pool, plus the original principal balance of the related first lien Mortgage Loan, to the original value of the related mortgaged property.
      (4) Represents the weighted average of the adjustable rate Mortgage Loans in the mortgage loan pool.
      (5) Represents percentage of Mortgage Loans in the mortgage loan pool as to which a second lien Mortgage Loan secured by the related mortgaged property was originated in connection with the origination of the first lien Mortgage Loan. The second lien Mortgage Loan is not included in the mortgage loan pool.

                    Distribution by Current Principal Balance


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
Current Principal       of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Balance               Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below          639      $23,670,059        2.16%     9.814%       589     $37,042      73.38%  76.99%  100.00%      90.00%
$50,001 - $75,000        812       50,933,646        4.65      9.271        599      62,726      77.58   83.74   100.00       93.62
$75,001 - $100,000       791       69,758,661        6.36      8.722        605      88,190      78.53   85.88   100.00       94.55
$100,001 - $125,000      841       94,818,647        8.65      8.562        608     112,745      78.65   87.64   100.00       96.66
$125,001 - $150,000      696       95,597,529        8.72      8.498        610     137,353      78.61   87.30   100.00       97.69
$150,001 - $200,000    1,161      201,756,688       18.40      8.087        609     173,778      78.26   85.44   100.00       97.43
$200,001 - $250,000      685      153,811,438       14.03      7.966        613     224,542      77.70   84.80   100.00       97.25
$250,001 - $300,000      462      126,225,588       11.51      7.783        614     273,216      79.03   85.67   100.00       97.70
$300,001 - $350,000      250       80,994,253        7.39      7.689        617     323,977      79.08   84.97   100.00       98.41
$350,001 - $400,000      129       48,392,424        4.41      7.603        622     375,135      78.71   85.76   100.00       96.08
$400,001 & Above         284      150,275,598       13.71      7.263        630     529,139      77.95   83.59   100.00       97.55
------------------------------------------------------------------------------------------------------------------------------------
Total:                 6,750   $1,096,234,530      100.00%     8.081%       613    $162,405      78.25%  85.22%  100.00%      96.90%
------------------------------------------------------------------------------------------------------------------------------------


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Current Rate          Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below              4       $1,945,388        0.18%     4.780%       647    $486,347      79.60%  91.98%  100.00%     100.00%
5.00 - 5.49%              10        3,144,697        0.29      5.282        662     314,470      79.19   91.80   100.00      100.00
5.50 - 5.99%              81       23,683,724        2.16      5.842        654     292,392      77.99   88.98   100.00       96.23
6.00 - 6.49%             128       38,192,690        3.48      6.281        654     298,380      76.07   88.37   100.00       99.67
6.50 - 6.99%             707      169,693,416       15.48      6.801        644     240,019      76.44   86.16   100.00       96.79
7.00 - 7.49%             609      123,747,463       11.29      7.269        631     203,198      76.40   86.41   100.00       97.57
7.50 - 7.99%           1,382      254,858,371       23.25      7.756        619     184,413      78.16   86.44   100.00       97.27
8.00 - 8.49%             685      106,900,105        9.75      8.260        609     156,059      77.63   84.94   100.00       96.63
8.50 - 8.99%           1,194      161,636,277       14.74      8.719        598     135,374      80.01   85.26   100.00       96.07
9.00% & Above          1,950      212,432,399       19.38     10.036        571     108,940      80.26   81.28   100.00       96.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                 6,750   $1,096,234,530      100.00%     8.081%       613    $162,405      78.25%  85.22%  100.00%      96.90%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Credit Score


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Credit Score          Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above               66      $12,054,655        1.10%     7.098%       765    $182,646      78.27%  89.23%  100.00%      92.57%
720 - 739                 60       10,815,879        0.99      7.180        728     180,265      74.21   85.11   100.00       88.75
700 - 719                 95       21,211,310        1.93      7.070        708     223,277      80.28   90.13   100.00       95.19
680 - 699                231       43,694,631        3.99      7.149        688     189,154      79.26   90.44   100.00       97.67
660 - 679                465       88,863,202        8.11      7.300        668     191,104      81.00   90.23   100.00       96.17
640 - 659                713      125,854,384       11.48      7.537        649     176,514      80.21   89.53   100.00       96.49
620 - 639                929      162,584,372       14.83      7.748        629     175,010      80.29   89.77   100.00       98.02
600 - 619              1,207      205,687,544       18.76      7.948        610     170,412      79.58   87.43   100.00       97.32
580 - 599              1,176      179,144,907       16.34      8.213        589     152,334      78.77   86.83   100.00       97.62
560 - 579                742      105,711,097        9.64      8.648        569     142,468      77.02   77.39   100.00       96.87
540 - 559                517       71,320,135        6.51      9.156        549     137,950      70.70   71.19   100.00       95.34
520 - 539                358       47,641,123        4.35      9.974        530     133,076      71.03   71.34   100.00       95.81
500 - 519                190       21,599,598        1.97     10.508        509     113,682      68.30   68.62   100.00       98.21
1 - 499                    1           51,694        0.00     10.950        475      51,694      75.00   75.00   100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                 6,750   $1,096,234,530      100.00%     8.081%       613    $162,405      78.25%  85.22%  100.00%      96.90%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Lien


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Lien                  Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1                      6,750   $1,096,234,530      100.00%     8.081%       613    $162,405      78.25%  85.22%  100.00%      96.90%
------------------------------------------------------------------------------------------------------------------------------------
Total:                 6,750   $1,096,234,530      100.00%     8.081%       613    $162,405      78.25%  85.22%  100.00%      96.90%
------------------------------------------------------------------------------------------------------------------------------------


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Combined Original LTV


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
Combined                of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Original LTV          Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below           605      $85,694,572        7.82%     8.157%       592    $141,644      48.59%  49.00%  100.00%      90.14%
60.01 - 70.00%           666      105,903,686        9.66      8.114        591     159,015      66.78   67.60   100.00       90.16
70.01 - 80.00%         3,690      618,512,083       56.42      7.771        620     167,618      78.92   91.03   100.00       97.95
80.01 - 85.00%           557       90,150,637        8.22      8.599        600     161,850      84.46   84.61   100.00       98.02
85.01 - 90.00%           704      119,805,354       10.93      8.661        610     170,178      89.66   89.72   100.00       99.46
90.01 - 95.00%           298       43,741,914        3.99      8.806        629     146,785      94.70   94.71   100.00      100.00
95.01 - 100.00%          230       32,426,285        2.96      9.117        642     140,984      99.92   99.92   100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                 6,750   $1,096,234,530      100.00%     8.081%       613    $162,405      78.25%  85.22%  100.00%      96.90%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Original LTV


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Original LTV          Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below           605      $85,694,572        7.82%     8.157%       592    $141,644      48.59%  49.00%  100.00%      90.14%
60.01 - 70.00%           666      105,903,686        9.66      8.114        591     159,015      66.78   67.60   100.00       90.16
70.01 - 80.00%         3,690      618,512,083       56.42      7.771        620     167,618      78.92   91.03   100.00       97.95
80.01 - 85.00%           557       90,150,637        8.22      8.599        600     161,850      84.46   84.61   100.00       98.02
85.01 - 90.00%           704      119,805,354       10.93      8.661        610     170,178      89.66   89.72   100.00       99.46
90.01 - 95.00%           298       43,741,914        3.99      8.806        629     146,785      94.70   94.71   100.00      100.00
95.01 - 100.00%          230       32,426,285        2.96      9.117        642     140,984      99.92   99.92   100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                 6,750   $1,096,234,530      100.00%     8.081%       613    $162,405      78.25%  85.22%  100.00%      96.90%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Documentation


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Documentation         Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc               6,750   $1,096,234,530      100.00%     8.081%       613    $162,405      78.25%  85.22%  100.00%      96.90%
------------------------------------------------------------------------------------------------------------------------------------
Total:                 6,750   $1,096,234,530      100.00%     8.081%       613    $162,405      78.25%  85.22%  100.00%      96.90%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Purpose


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Purpose               Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance      3,245     $560,593,102       51.14%     8.146%       604    $172,756      74.78%  77.34%  100.00%      96.51%
Purchase               3,066      471,536,622       43.01      7.977        624     153,795      82.21   94.52   100.00       97.35
Rate/Term Refinance      439       64,104,806        5.85      8.273        608     146,025      79.52   85.75   100.00       96.96
------------------------------------------------------------------------------------------------------------------------------------
Total:                 6,750   $1,096,234,530      100.00%     8.081%       613    $162,405      78.25%  85.22%  100.00%      96.90%
------------------------------------------------------------------------------------------------------------------------------------


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Occupancy


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Occupancy             Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied         6,458   $1,062,260,455       96.90%     8.075%       613    $164,488      78.59%  85.77%  100.00%     100.00%
Non Owner                215       22,182,359        2.02      8.285        624     103,174      65.78   66.24   100.00        0.00
Second Home               77       11,791,717        1.08      8.234        609     153,139      71.59   71.86   100.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                 6,750   $1,096,234,530      100.00%     8.081%       613    $162,405      78.25%  85.22%  100.00%      96.90%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Property Type


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Property Type         Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family          6,244   $1,001,577,797       91.37%     8.108%       612    $160,406      78.44%  85.33%  100.00%      97.37%
Condo                    354       60,407,324        5.51      7.920        619     170,642      78.03   87.69   100.00       94.05
2 Family                 120       24,665,939        2.25      7.601        621     205,549      74.82   80.98   100.00       91.19
3-4 Family                32        9,583,471        0.87      7.460        630     299,483      68.80   69.31   100.00       80.40
------------------------------------------------------------------------------------------------------------------------------------
Total:                 6,750   $1,096,234,530      100.00%     8.081%       613    $162,405      78.25%  85.22%  100.00%      96.90%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by State


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
State                 Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                       517     $158,731,415       14.48%     7.389%       623    $307,024      73.04%  79.77%  100.00%      96.10%
AZ                       338       64,335,546        5.87      8.025        615     190,342      76.35   80.25   100.00       96.69
MD                       283       63,474,207        5.79      7.874        607     224,290      77.57   83.30   100.00       96.88
FL                       331       59,973,808        5.47      8.024        611     181,190      77.22   83.06   100.00       92.82
IL                       438       59,887,318        5.46      8.550        605     136,729      82.09   88.93   100.00       97.98
TX                       556       51,263,694        4.68      8.826        603      92,201      79.56   84.84   100.00       97.18
VA                       231       47,634,532        4.35      7.872        610     206,210      77.97   86.26   100.00       97.36
NJ                       181       45,079,930        4.11      8.055        606     249,060      77.36   83.37   100.00       94.98
NY                       197       40,687,591        3.71      7.800        611     206,536      74.78   77.67   100.00       97.06
WA                       186       35,087,966        3.20      7.743        612     188,645      79.85   86.87   100.00       98.83
Other                  3,492      470,078,524       42.88      8.290        614     134,616      80.17   88.45   100.00       97.53
------------------------------------------------------------------------------------------------------------------------------------
Total:                 6,750   $1,096,234,530      100.00%     8.081%       613    $162,405      78.25%  85.22%  100.00%      96.90%
------------------------------------------------------------------------------------------------------------------------------------


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                               Distribution by Zip


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Zip                   Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
85242                     17       $4,826,547        0.44%     8.021%       626    $283,915      76.54%  82.35%  100.00%     100.00%
95742                      5        3,132,196        0.29      7.046        695     626,439      80.00   94.06   100.00      100.00
95901                     12        3,023,657        0.28      7.094        642     251,971      77.93   96.33   100.00       94.04
08081                     10        2,869,195        0.26      7.194        625     286,919      82.89   94.03   100.00      100.00
20774                      9        2,710,838        0.25      7.779        606     301,204      82.84   84.96   100.00      100.00
92336                      6        2,525,769        0.23      6.766        641     420,961      80.24   90.43   100.00      100.00
20744                      7        2,305,630        0.21      8.160        594     329,376      82.20   87.11   100.00      100.00
20735                      6        2,188,807        0.20      7.567        630     364,801      82.52   87.36   100.00      100.00
85323                      8        2,051,571        0.19      7.900        641     256,446      79.40   92.57   100.00      100.00
85345                     11        2,038,691        0.19      7.653        615     185,336      73.90   73.90   100.00      100.00
Other                  6,659    1,068,561,630       97.48      8.095        613     160,469      78.22   85.14   100.00       96.84
------------------------------------------------------------------------------------------------------------------------------------
Total:                 6,750   $1,096,234,530      100.00%     8.081%       613    $162,405      78.25%  85.22%  100.00%      96.90%
------------------------------------------------------------------------------------------------------------------------------------


                  Distribution by Remaining Months to Maturity


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
Remaining             Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
Months To               of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Maturity              Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                  229      $30,795,073        2.81%     7.717%       644    $134,476      70.27%  75.12%  100.00%      96.41%
241 - 360              6,521    1,065,439,457       97.19      8.091        612     163,386      78.49   85.51   100.00       96.92
------------------------------------------------------------------------------------------------------------------------------------
Total:                 6,750   $1,096,234,530      100.00%     8.081%       613    $162,405      78.25%  85.22%  100.00%      96.90%
------------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Amortization Type


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Amortization Type     Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 YR ARM                  42       $9,282,680        0.85%     8.915%       595    $221,016      78.81%  82.53%  100.00%      97.44%
15 Yr Fixed              138        9,692,803        0.88      8.590        621      70,238      67.38   69.06   100.00       96.30
2 YR ARM               5,861      942,130,471       85.94      8.122        610     160,746      78.85   85.98   100.00       96.99
2 YR ARM IO              115       35,251,828        3.22      7.400        646     306,538      78.80   90.30   100.00       96.29
3 YR ARM                  71       11,818,450        1.08      7.701        620     166,457      73.36   79.11   100.00       93.68
3 YR ARM IO                1          108,000        0.01      7.500        653     108,000      80.00   98.52   100.00      100.00
30 Yr Fixed              430       66,778,189        6.09      7.985        630     155,298      74.07   77.96   100.00       96.70
30 YR FIXED IO             1           69,840        0.01      8.625        685      69,840      80.00   100.00  100.00      100.00
Fixed Balloon 30/15       91       21,102,270        1.92      7.316        655     231,893      71.60   77.91   100.00       96.46
------------------------------------------------------------------------------------------------------------------------------------
Total:                 6,750   $1,096,234,530      100.00%     8.081%       613    $162,405      78.25%  85.22%  100.00%      96.90%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Initial Periodic Cap


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
Initial                 of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Periodic Cap          Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
3.00%                  6,090     $998,591,429       91.09%     8.098%       611    $163,972      78.78%  86.02%  100.00%      96.93%
N/A                      660       97,643,102        8.91      7.901        635     147,944      72.88   77.08   100.00       96.61
------------------------------------------------------------------------------------------------------------------------------------
Total:                 6,750   $1,096,234,530      100.00%     8.081%       613    $162,405      78.25%  85.22%  100.00%      96.90%
------------------------------------------------------------------------------------------------------------------------------------


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Periodic Cap


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Periodic Cap          Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                  6,048     $989,308,749       90.25%     8.091%       611    $163,576      78.78%  86.05%  100.00%      96.92%
2.00%                     42        9,282,680        0.85      8.915        595     221,016      78.81   82.53   100.00       97.44
N/A                      660       97,643,102        8.91      7.901        635     147,944      72.88   77.08   100.00       96.61
------------------------------------------------------------------------------------------------------------------------------------
Total:                 6,750   $1,096,234,530      100.00%     8.081%       613    $162,405      78.25%  85.22%  100.00%      96.90%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Months to Rate Reset


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
Months To               of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Rate Reset            Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 12                    45      $10,443,472        0.95%     8.652%       599    $232,077      78.86%  83.27%  100.00%      97.72%
13 - 24                5,973      976,221,507       89.05      8.097        611     163,439      78.84   86.13   100.00       96.96
25 - 36                   72       11,926,450        1.09      7.700        621     165,645      73.42   79.28   100.00       93.74
N/A                      660       97,643,102        8.91      7.901        635     147,944      72.88   77.08   100.00       96.61
------------------------------------------------------------------------------------------------------------------------------------
Total:                 6,750   $1,096,234,530      100.00%     8.081%       613    $162,405      78.25%  85.22%  100.00%      96.90%
------------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Life Maximum Rate


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Life Maximum Rate     Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
11.99% & Below            90      $27,485,320        2.51%     5.701%       653    $305,392      78.21%  89.58%  100.00%      96.75%
12.00 - 12.49%           115       34,371,232        3.14      6.275        651     298,880      76.74   89.87   100.00       99.63
12.50 - 12.99%           641      149,537,616       13.64      6.797        641     233,288      76.78   87.26   100.00       96.36
13.00 - 13.49%           548      110,408,184       10.07      7.269        628     201,475      77.15   87.64   100.00       98.00
13.50 - 13.99%         1,249      232,143,116       21.18      7.756        618     185,863      78.86   87.52   100.00       97.31
14.00 - 14.49%           609       96,350,284        8.79      8.261        607     158,211      77.88   85.57   100.00       96.72
14.50 - 14.99%         1,080      149,023,664       13.59      8.721        597     137,985      80.46   85.74   100.00       96.15
15.00 - 15.49%           361       48,681,141        4.44      9.246        585     134,851      80.74   83.03   100.00       97.04
15.50 - 15.99%           579       75,461,498        6.88      9.734        572     130,331      81.00   81.97   100.00       96.80
16.00% & Above           818       75,129,373        6.85     10.849        557      91,845      80.40   80.57   100.00       96.01
N/A                      660       97,643,102        8.91      7.901        635     147,944      72.88   77.08   100.00       96.61
------------------------------------------------------------------------------------------------------------------------------------
Total:                 6,750   $1,096,234,530      100.00%     8.081%       613    $162,405      78.25%  85.22%  100.00%      96.90%
------------------------------------------------------------------------------------------------------------------------------------


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Margin


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Margin                Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below          2,180     $434,939,323       39.68%     7.228%       637    $199,513      77.12%  89.81%  100.00%      97.76%
5.00 - 5.49%           1,294      204,900,313       18.69      7.970        611     158,346      78.28   85.42   100.00       96.55
5.50 - 5.99%             735      114,149,552       10.41      8.427        600     155,306      80.94   82.64   100.00       95.32
6.00 - 6.49%             559       87,128,109        7.95      8.942        588     155,864      83.34   83.59   100.00       96.25
6.50 - 6.99%             549       72,120,098        6.58      9.510        573     131,366      82.76   82.91   100.00       96.30
7.00 - 7.49%             503       52,721,007        4.81     10.168        556     104,813      77.71   77.93   100.00       96.81
7.50 - 7.99%             248       28,787,461        2.63     10.594        535     116,078      77.28   77.42   100.00       96.83
8.00 - 8.49%              21        3,473,811        0.32     10.987        525     165,420      76.94   77.11   100.00      100.00
8.50 - 8.99%               1          371,756        0.03     10.950        694     371,756      85.00   85.00   100.00      100.00
N/A                      660       97,643,102        8.91      7.901        635     147,944      72.88   77.08   100.00       96.61
------------------------------------------------------------------------------------------------------------------------------------
Total:                 6,750   $1,096,234,530      100.00%     8.081%       613    $162,405      78.25%  85.22%  100.00%      96.90%
------------------------------------------------------------------------------------------------------------------------------------


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data(1)

                      The Mortgage Loans - Adjustable Rate


Scheduled Principal Balance:                                            $998,591,429
Number of Mortgage Loans:                                                      6,090
Average Scheduled Principal Balance:                                        $163,972
Weighted Average Gross Coupon:                                                8.098%
Weighted Average Net Coupon: (2)                                              7.598%
Weighted Average Current FICO Score:                                             611
Weighted Average Original LTV Ratio: (3)                                      78.78%
Weighted Average Combined Original LTV Ratio: (3)                             78.78%
Weighted Average Combined Original LTV Ratio with Silent Seconds: (3)         86.02%
Weighted Average Stated Remaining Term (months):                                 357
Weighted Average Seasoning (months):                                               3
Weighted Average Months to Roll: (4)                                              21
Weighted Average Gross Margin: (4)                                            5.285%
Weighted Average Initial Rate Cap: (4)                                        3.000%
Weighted Average Periodic Rate Cap: (4)                                       1.009%
Weighted Average % of Silent Seconds: (5)                                     38.01%
Weighted Average DTI%:                                                        44.69%
Weighted Average % of Loans with MI:                                          14.15%


      (1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Cut-Off Date.
      (2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee.
      (3) With respect to first lien Mortgage Loans, the original LTV ratio reflects the original loan-to-value ratio and with respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the original principal balance of the second lien Mortgage Loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property; the combined LTV ratio with silent seconds reflects the ratio of the sum of the original principal balance of the second lien Mortgage Loans, including any Mortgage Loans with subordinate liens outside of the mortgage pool, plus the original principal balance of the related first lien Mortgage Loan, to the original value of the related mortgaged property.
      (4) Represents the weighted average of the adjustable rate Mortgage Loans in the mortgage loan pool.
      (5) Represents percentage of Mortgage Loans in the mortgage loan pool as to which a second lien Mortgage Loan secured by the related mortgaged property was originated in connection with the origination of the first lien Mortgage Loan. The second lien Mortgage Loan is not included in the mortgage loan pool.

                    Distribution by Current Principal Balance


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
Current Principal       of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Balance               Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below          520      $19,462,374        1.95%     9.798%       587     $37,428      75.39%  79.37%  100.00%      91.44%
$50,001 - $75,000        711       44,672,472        4.47      9.301        596      62,830      78.59   85.06   100.00       93.72
$75,001 - $100,000       721       63,706,353        6.38      8.724        603      88,358      78.92   86.63   100.00       94.70
$100,001 - $125,000      772       87,018,188        8.71      8.570        607     112,718      79.30   88.67   100.00       96.48
$125,001 - $150,000      643       88,323,937        8.84      8.506        609     137,362      79.01   87.85   100.00       97.67
$150,001 - $200,000    1,073      186,664,361       18.69      8.111        606     173,965      78.82   86.26   100.00       97.50
$200,001 - $250,000      630      141,333,792       14.15      7.995        610     224,339      78.28   85.66   100.00       97.01
$250,001 - $300,000      420      114,710,706       11.49      7.804        612     273,121      79.49   86.32   100.00       97.94
$300,001 - $350,000      224       72,658,196        7.28      7.693        614     324,367      79.45   85.59   100.00       98.22
$350,001 - $400,000      125       46,921,320        4.70      7.630        620     375,371      78.87   85.99   100.00       95.96
$400,001 & Above         251      133,119,728       13.33      7.300        628     530,357      78.24   84.10   100.00       97.57
------------------------------------------------------------------------------------------------------------------------------------
Total:                 6,090     $998,591,429      100.00%     8.098%       611    $163,972      78.78%  86.02%  100.00%      96.93%
------------------------------------------------------------------------------------------------------------------------------------


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Current Rate          Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below              4       $1,945,388        0.19%     4.780%       647    $486,347      79.60%  91.98%  100.00%     100.00%
5.00 - 5.49%              10        3,144,697        0.31      5.282        662     314,470      79.19   91.80   100.00      100.00
5.50 - 5.99%              76       22,395,235        2.24      5.840        652     294,674      77.95   89.05   100.00       96.01
6.00 - 6.49%             115       34,371,232        3.44      6.275        651     298,880      76.74   89.87   100.00       99.63
6.50 - 6.99%             641      149,537,616       14.97      6.797        641     233,288      76.78   87.26   100.00       96.36
7.00 - 7.49%             548      110,408,184       11.06      7.269        628     201,475      77.15   87.64   100.00       98.00
7.50 - 7.99%           1,249      232,143,116       23.25      7.756        618     185,863      78.86   87.52   100.00       97.31
8.00 - 8.49%             609       96,350,284        9.65      8.261        607     158,211      77.88   85.57   100.00       96.72
8.50 - 8.99%           1,080      149,023,664       14.92      8.721        597     137,985      80.46   85.74   100.00       96.15
9.00% & Above          1,758      199,272,012       19.96     10.035        570     113,352      80.71   81.70   100.00       96.56
------------------------------------------------------------------------------------------------------------------------------------
Total:                 6,090     $998,591,429      100.00%     8.098%       611    $163,972      78.78%  86.02%  100.00%      96.93%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Credit Score


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Credit Score          Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above               55      $10,179,177        1.02%     7.103%       766    $185,076      79.22%  90.42%  100.00%      91.59%
720 - 739                 48        8,771,978        0.88      7.227        728     182,750      75.34   88.08   100.00       88.88
700 - 719                 73       15,069,480        1.51      7.097        709     206,431      82.70   93.39   100.00       94.49
680 - 699                188       37,865,827        3.79      7.089        689     201,414      80.36   92.63   100.00       97.70
660 - 679                394       74,808,231        7.49      7.317        668     189,869      81.80   91.71   100.00       95.68
640 - 659                624      110,903,206       11.11      7.507        649     177,729      80.85   90.77   100.00       96.57
620 - 639                844      148,767,653       14.90      7.740        629     176,265      80.88   90.91   100.00       98.42
600 - 619              1,101      189,403,051       18.97      7.945        610     172,028      80.35   88.54   100.00       97.26
580 - 599              1,080      168,804,144       16.90      8.184        589     156,300      79.05   87.37   100.00       97.56
560 - 579                674       98,302,110        9.84      8.656        569     145,849      77.72   78.05   100.00       97.05
540 - 559                481       67,940,573        6.80      9.144        549     141,249      70.89   71.41   100.00       95.30
520 - 539                342       46,331,050        4.64      9.952        530     135,471      71.35   71.67   100.00       95.70
500 - 519                185       21,393,256        2.14     10.501        509     115,639      68.54   68.87   100.00       98.38
1 - 499                    1           51,694        0.01     10.950        475      51,694      75.00   75.00   100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                 6,090     $998,591,429      100.00%     8.098%       611    $163,972      78.78%  86.02%  100.00%      96.93%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Lien


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Lien                  Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1                      6,090     $998,591,429      100.00%     8.098%       611    $163,972      78.78%  86.02%  100.00%      96.93%
------------------------------------------------------------------------------------------------------------------------------------
Total:                 6,090     $998,591,429      100.00%     8.098%       611    $163,972      78.78%  86.02%  100.00%      96.93%
------------------------------------------------------------------------------------------------------------------------------------


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Combined Original LTV


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
Combined                of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Original LTV          Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below           463      $69,083,263        6.92%     8.187%       585    $149,208      49.00%  49.35%  100.00%      88.99%
60.01 - 70.00%           561       90,626,807        9.08      8.185        586     161,545      66.81   67.60   100.00       90.32
70.01 - 80.00%         3,392      568,891,344       56.97      7.775        618     167,716      78.94   91.45   100.00       97.89
80.01 - 85.00%           510       83,138,844        8.33      8.637        596     163,017      84.50   84.66   100.00       97.86
85.01 - 90.00%           659      113,498,157       11.37      8.660        608     172,228      89.67   89.73   100.00       99.58
90.01 - 95.00%           279       41,147,329        4.12      8.795        628     147,481      94.73   94.74   100.00      100.00
95.01 - 100.00%          226       32,205,683        3.23      9.111        642     142,503      99.91   99.91   100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                 6,090     $998,591,429      100.00%     8.098%       611    $163,972      78.78%  86.02%  100.00%      96.93%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Original LTV


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Original LTV          Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below           463      $69,083,263        6.92%     8.187%       585    $149,208      49.00%  49.35%  100.00%      88.99%
60.01 - 70.00%           561       90,626,807        9.08      8.185        586     161,545      66.81   67.60   100.00       90.32
70.01 - 80.00%         3,392      568,891,344       56.97      7.775        618     167,716      78.94   91.45   100.00       97.89
80.01 - 85.00%           510       83,138,844        8.33      8.637        596     163,017      84.50   84.66   100.00       97.86
85.01 - 90.00%           659      113,498,157       11.37      8.660        608     172,228      89.67   89.73   100.00       99.58
90.01 - 95.00%           279       41,147,329        4.12      8.795        628     147,481      94.73   94.74   100.00      100.00
95.01 - 100.00%          226       32,205,683        3.23      9.111        642     142,503      99.91   99.91   100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                 6,090     $998,591,429      100.00%     8.098%       611    $163,972      78.78%  86.02%  100.00%      96.93%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Documentation


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Documentation         Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc               6,090     $998,591,429      100.00%     8.098%       611    $163,972      78.78%  86.02%  100.00%      96.93%
------------------------------------------------------------------------------------------------------------------------------------
Total:                 6,090     $998,591,429      100.00%     8.098%       611    $163,972      78.78%  86.02%  100.00%      96.93%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Purpose


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Purpose               Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi           2,794     $491,643,070       49.23%     8.184%       600    $175,964      75.36%  77.94%  100.00%      96.52%
Purchase               2,915      449,762,688       45.04      7.979        623     154,293      82.35   94.77   100.00       97.40
Rate/term Refi           381       57,185,671        5.73      8.303        605     150,094      80.09   86.66   100.00       96.77
------------------------------------------------------------------------------------------------------------------------------------
Total:                 6,090     $998,591,429      100.00%     8.098%       611    $163,972      78.78%  86.02%  100.00%      96.93%
------------------------------------------------------------------------------------------------------------------------------------


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Occupancy


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Occupancy             Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied         5,839     $967,927,013       96.93%     8.094%       611    $165,769      79.12%  86.58%  100.00%     100.00%
Non Owner                183       19,570,064        1.96      8.258        622     106,940      65.97   66.47   100.00        0.00
Second Home               68       11,094,352        1.11      8.226        609     163,152      71.60   71.76   100.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                 6,090     $998,591,429      100.00%     8.098%       611    $163,972      78.78%  86.02%  100.00%      96.93%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Property Type


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Property Type         Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family          5,622     $911,475,209       91.28%     8.126%       610    $162,127      78.98%  86.13%  100.00%      97.35%
Condo                    327       56,599,933        5.67      7.911        619     173,088      78.32   88.30   100.00       94.35
2 Family                 112       21,852,019        2.19      7.702        615     195,107      75.09   81.79   100.00       92.10
3-4 Family                29        8,664,267        0.87      7.450        627     298,768      70.05   70.62   100.00       82.03
------------------------------------------------------------------------------------------------------------------------------------
Total:                 6,090     $998,591,429      100.00%     8.098%       611    $163,972      78.78%  86.02%  100.00%      96.93%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by State


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
State                 Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                       415     $131,541,961       13.17%     7.414%       618    $316,969      74.31%  81.81%  100.00%      95.90%
IL                       430       59,474,491        5.96      8.543        605     138,313      82.18   89.04   100.00       98.02
MD                       258       57,795,250        5.79      7.906        605     224,013      77.72   83.87   100.00       96.72
AZ                       300       57,273,822        5.74      8.053        611     190,913      76.68   80.61   100.00       96.46
FL                       296       54,597,017        5.47      8.033        610     184,449      77.82   83.98   100.00       92.19
VA                       213       45,302,756        4.54      7.851        610     212,689      78.25   86.70   100.00       98.01
NJ                       169       42,599,690        4.27      8.072        605     252,069      77.51   83.55   100.00       95.31
TX                       447       42,476,444        4.25      8.808        601      95,026      80.14   85.56   100.00       97.49
NY                       165       34,271,381        3.43      7.829        607     207,705      75.71   78.66   100.00       97.29
WA                       174       33,027,369        3.31      7.743        611     189,812      79.90   87.10   100.00       98.76
Other                  3,223      440,231,248       44.09      8.290        613     136,591      80.39   88.81   100.00       97.59
------------------------------------------------------------------------------------------------------------------------------------
Total:                 6,090     $998,591,429      100.00%     8.098%       611    $163,972      78.78%  86.02%  100.00%      96.93%
------------------------------------------------------------------------------------------------------------------------------------


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                               Distribution by Zip


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Zip                   Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
85242                     17       $4,826,547        0.48%     8.021%       626    $283,915      76.54%  82.35%  100.00%     100.00%
95742                      5        3,132,196        0.31      7.046        695     626,439      80.00   94.06   100.00      100.00
92336                      6        2,525,769        0.25      6.766        641     420,961      80.24   90.43   100.00      100.00
20774                      8        2,441,578        0.24      7.760        601     305,197      82.95   85.30   100.00      100.00
08081                      8        2,437,133        0.24      7.210        619     304,642      83.09   93.94   100.00      100.00
95901                      9        2,353,210        0.24      7.045        636     261,468      78.74   97.21   100.00       92.34
20744                      7        2,305,630        0.23      8.160        594     329,376      82.20   87.11   100.00      100.00
20735                      6        2,188,807        0.22      7.567        630     364,801      82.52   87.36   100.00      100.00
92057                      4        2,022,228        0.20      7.268        639     505,557      77.51   92.65   100.00      100.00
60544                      8        2,000,176        0.20      8.089        610     250,022      85.15   96.24   100.00      100.00
Other                  6,012      972,358,155       97.37      8.114        610     161,736      78.74   85.91   100.00       96.86
------------------------------------------------------------------------------------------------------------------------------------
Total:                 6,090     $998,591,429      100.00%     8.098%       611    $163,972      78.78%  86.02%  100.00%      96.93%
------------------------------------------------------------------------------------------------------------------------------------


                  Distribution by Remaining Months to Maturity


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
Remaining             Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
Months To               of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Maturity              Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
241 - 360              6,090     $998,591,429      100.00%     8.098%       611    $163,972      78.78%  86.02%  100.00%      96.93%
------------------------------------------------------------------------------------------------------------------------------------
Total:                 6,090     $998,591,429      100.00%     8.098%       611    $163,972      78.78%  86.02%  100.00%      96.93%
------------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Amortization Type


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
Amortization            of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Type                  Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 YR ARM                  42       $9,282,680        0.93%     8.915%       595    $221,016      78.81%  82.53%  100.00%      97.44%
2 YR ARM               5,861      942,130,471       94.35      8.122        610     160,746      78.85   85.98   100.00       96.99
2 YR ARM IO              115       35,251,828        3.53      7.400        646     306,538      78.80   90.30   100.00       96.29
3 YR ARM                  71       11,818,450        1.18      7.701        620     166,457      73.36   79.11   100.00       93.68
3 YR ARM IO                1          108,000        0.01      7.500        653     108,000      80.00   98.52   100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                 6,090     $998,591,429      100.00%     8.098%       611    $163,972      78.78%  86.02%  100.00%      96.93%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Initial Periodic Cap


                                                                                               Weighted    Wt.
                                                  Pct. Of    Weighted   Weighted                 Avg.     Avg.
                       Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
Initial                  of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Periodic Cap           Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
3.00%                  6,090     $998,591,429      100.00%     8.098%       611    $163,972      78.78%  86.02%  100.00%      96.93%
------------------------------------------------------------------------------------------------------------------------------------
Total:                 6,090     $998,591,429      100.00%     8.098%       611    $163,972      78.78%  86.02%  100.00%      96.93%
------------------------------------------------------------------------------------------------------------------------------------


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Periodic Cap


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Periodic Cap          Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                  6,048     $989,308,749       99.07%     8.091%       611    $163,576      78.78%  86.05%  100.00%      96.92%
2.00%                     42        9,282,680        0.93      8.915        595     221,016      78.81   82.53   100.00       97.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                 6,090     $998,591,429      100.00%     8.098%       611    $163,972      78.78%  86.02%  100.00%      96.93%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Months to Rate Reset


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
Months To               of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Rate Reset            Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 12                    45      $10,443,472        1.05%     8.652%       599    $232,077      78.86%  83.27%  100.00%     97.72%
13 - 24                5,973      976,221,507       97.76      8.097        611     163,439      78.84   86.13   100.00       96.96
25 - 36                   72       11,926,450        1.19      7.700        621     165,645      73.42   79.28   100.00       93.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                 6,090     $998,591,429      100.00%     8.098%       611    $163,972      78.78%  86.02%  100.00%      96.93%
------------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Life Maximum Rate


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Life Maximum Rate     Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
11.99% & Below            90      $27,485,320        2.75%     5.701%       653    $305,392      78.21%  89.58%  100.00%      96.75%
12.00 - 12.49%           115       34,371,232        3.44      6.275        651     298,880      76.74   89.87   100.00       99.63
12.50 - 12.99%           641      149,537,616       14.97      6.797        641     233,288      76.78   87.26   100.00       96.36
13.00 - 13.49%           548      110,408,184       11.06      7.269        628     201,475      77.15   87.64   100.00       98.00
13.50 - 13.99%         1,249      232,143,116       23.25      7.756        618     185,863      78.86   87.52   100.00       97.31
14.00 - 14.49%           609       96,350,284        9.65      8.261        607     158,211      77.88   85.57   100.00       96.72
14.50 - 14.99%         1,080      149,023,664       14.92      8.721        597     137,985      80.46   85.74   100.00       96.15
15.00 - 15.49%           361       48,681,141        4.87      9.246        585     134,851      80.74   83.03   100.00       97.04
15.50 - 15.99%           579       75,461,498        7.56      9.734        572     130,331      81.00   81.97   100.00       96.80
16.00% & Above           818       75,129,373        7.52     10.849        557      91,845      80.40   80.57   100.00       96.01
------------------------------------------------------------------------------------------------------------------------------------
Total:                 6,090     $998,591,429      100.00%     8.098%       611    $163,972      78.78%  86.02%  100.00%      96.93%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Margin


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Margin                Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below          2,180     $434,939,323       43.56%     7.228%       637    $199,513      77.12%  89.81%  100.00%      97.76%
5.00 - 5.49%           1,294      204,900,313       20.52      7.970        611     158,346      78.28   85.42   100.00       96.55
5.50 - 5.99%             735      114,149,552       11.43      8.427        600     155,306      80.94   82.64   100.00       95.32
6.00 - 6.49%             559       87,128,109        8.73      8.942        588     155,864      83.34   83.59   100.00       96.25
6.50 - 6.99%             549       72,120,098        7.22      9.510        573     131,366      82.76   82.91   100.00       96.30
7.00 - 7.49%             503       52,721,007        5.28     10.168        556     104,813      77.71   77.93   100.00       96.81
7.50 - 7.99%             248       28,787,461        2.88     10.594        535     116,078      77.28   77.42   100.00       96.83
8.00 - 8.49%              21        3,473,811        0.35     10.987        525     165,420      76.94   77.11   100.00      100.00
8.50 - 8.99%               1          371,756        0.04     10.950        694     371,756      85.00   85.00   100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                 6,090     $998,591,429      100.00%     8.098%       611    $163,972      78.78%  86.02%  100.00%      96.93%
------------------------------------------------------------------------------------------------------------------------------------


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data(1)

                         The Mortgage Loans - Fixed Rate


Scheduled Principal Balance:                                            $97,643,102
Number of Mortgage Loans:                                                       660
Average Scheduled Principal Balance:                                       $147,944
Weighted Average Gross Coupon:                                               7.901%
Weighted Average Net Coupon: (2)                                             7.401%
Weighted Average Current FICO Score:                                            635
Weighted Average Original LTV Ratio: (3)                                     72.88%
Weighted Average Combined Original LTV Ratio: (3)                            72.88%
Weighted Average Combined Original LTV Ratio with Silent Seconds: (3)        77.08%
Weighted Average Stated Remaining Term (months):                                300
Weighted Average Seasoning (months):                                              3
Weighted Average Months to Roll: (4)                                            N/A
Weighted Average Gross Margin: (4)                                              N/A
Weighted Average Initial Rate Cap: (4)                                          N/A
Weighted Average Periodic Rate Cap: (4)                                         N/A
Weighted Average % of Silent Seconds: (5)                                    23.14%
Weighted Average DTI%:                                                       43.81%
Weighted Average % of Loans with MI:                                         10.19%


      (1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Cut-Off Date.
      (2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee.
      (3) With respect to first lien Mortgage Loans, the original LTV ratio reflects the original loan-to-value ratio and with respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the original principal balance of the second lien Mortgage Loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property; the combined LTV ratio with silent seconds reflects the ratio of the sum of the original principal balance of the second lien Mortgage Loans, including any Mortgage Loans with subordinate liens outside of the mortgage pool, plus the original principal balance of the related first lien Mortgage Loan, to the original value of the related mortgaged property.
      (4) Represents the weighted average of the adjustable rate Mortgage Loans in the mortgage loan pool.
      (5) Represents percentage of Mortgage Loans in the mortgage loan pool as to which a second lien Mortgage Loan secured by the related mortgaged property was originated in connection with the origination of the first lien Mortgage Loan. The second lien Mortgage Loan is not included in the mortgage loan pool.

                    Distribution by Current Principal Balance


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
Current Principal       of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Balance               Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below          119       $4,207,684        4.31%     9.891%       598     $35,359      64.07%  65.99%  100.00%      83.34%
$50,001 - $75,000        101        6,261,174        6.41      9.055        618      61,992      70.36   74.35   100.00       92.91
$75,001 - $100,000        70        6,052,307        6.20      8.707        616      86,462      74.39   77.89   100.00       93.01
$100,001 - $125,000       69        7,800,459        7.99      8.477        621     113,050      71.47   76.11   100.00       98.67
$125,001 - $150,000       53        7,273,592        7.45      8.396        624     137,238      73.80   80.58   100.00       97.95
$150,001 - $200,000       88       15,092,327       15.46      7.786        643     171,504      71.32   75.33   100.00       96.61
$200,001 - $250,000       55       12,477,646       12.78      7.640        637     226,866      71.17   75.11   100.00      100.00
$250,001 - $300,000       42       11,514,882       11.79      7.576        636     274,164      74.52   79.24   100.00       95.39
$300,001 - $350,000       26        8,336,056        8.54      7.649        640     320,618      75.87   79.61   100.00      100.00
$350,001 - $400,000        4        1,471,103        1.51      6.734        682     367,776      73.50   78.48   100.00      100.00
$400,001 & Above          33       17,155,870       17.57      6.968        650     519,875      75.69   79.64   100.00       97.39
------------------------------------------------------------------------------------------------------------------------------------
Total:                   660      $97,643,102      100.00%     7.901%       635    $147,944      72.88%  77.08%  100.00%      96.61%
------------------------------------------------------------------------------------------------------------------------------------


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Current Rate          Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.50 - 5.99%               5       $1,288,489        1.32%     5.877%       687    $257,698      78.63%  87.73%  100.00%     100.00%
6.00 - 6.49%              13        3,821,457        3.91      6.338        686     293,958      70.12   74.93   100.00      100.00
6.50 - 6.99%              66       20,155,800       20.64      6.828        661     305,391      73.99   77.98   100.00      100.00
7.00 - 7.49%              61       13,339,279       13.66      7.264        655     218,677      70.24   76.22   100.00       93.96
7.50 - 7.99%             133       22,715,255       23.26      7.761        631     170,791      71.11   75.41   100.00       96.80
8.00 - 8.49%              76       10,549,821       10.80      8.246        623     138,813      75.31   79.18   100.00       95.80
8.50 - 8.99%             114       12,612,613       12.92      8.699        616     110,637      74.65   79.57   100.00       95.09
9.00% & Above            192       13,160,387       13.48     10.043        587      68,544      73.50   74.98   100.00       94.57
------------------------------------------------------------------------------------------------------------------------------------
Total:                   660      $97,643,102      100.00%     7.901%       635    $147,944      72.88%  77.08%  100.00%      96.61%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Credit Score


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Credit Score          Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above               11       $1,875,478        1.92%     7.074%       760    $170,498      73.14%  82.80%  100.00%      97.89%
720 - 739                 12        2,043,901        2.09      6.976        728     170,325      69.38   72.36   100.00       88.19
700 - 719                 22        6,141,830        6.29      7.004        706     279,174      74.37   82.13   100.00       96.91
680 - 699                 43        5,828,804        5.97      7.534        687     135,554      72.17   76.22   100.00       97.49
660 - 679                 71       14,054,972       14.39      7.215        668     197,957      76.74   82.39   100.00       98.79
640 - 659                 89       14,951,178       15.31      7.762        649     167,991      75.50   80.35   100.00       95.90
620 - 639                 85       13,816,719       14.15      7.839        630     162,550      73.99   77.60   100.00       93.77
600 - 619                106       16,284,493       16.68      7.983        610     153,627      70.55   74.60   100.00       98.00
580 - 599                 96       10,340,763       10.59      8.687        590     107,716      74.11   77.99   100.00       98.65
560 - 579                 68        7,408,987        7.59      8.540        570     108,956      67.74   68.68   100.00       94.41
540 - 559                 36        3,379,562        3.46      9.397        549      93,877      66.80   66.80   100.00       96.14
520 - 539                 16        1,310,073        1.34     10.755        530      81,880      59.60   59.60   100.00      100.00
500 - 519                  5          206,342        0.21     11.238        507      41,268      43.43   43.43   100.00       81.14
------------------------------------------------------------------------------------------------------------------------------------
Total:                   660      $97,643,102      100.00%     7.901%       635    $147,944      72.88%  77.08%  100.00%      96.61%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Lien


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Lien                  Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1                        660      $97,643,102      100.00%     7.901%       635    $147,944      72.88%  77.08%  100.00%      96.61%
------------------------------------------------------------------------------------------------------------------------------------
Total:                   660      $97,643,102      100.00%     7.901%       635    $147,944      72.88%  77.08%  100.00%      96.61%
------------------------------------------------------------------------------------------------------------------------------------


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Combined Original LTV


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
Combined                of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Original LTV          Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below           142      $16,611,308       17.01%     8.028%       625    $116,981      46.88%  47.53%  100.00%      94.91%
60.01 - 70.00%           105       15,276,879       15.65      7.690        623     145,494      66.57   67.66   100.00       89.21
70.01 - 80.00%           298       49,620,738       50.82      7.725        640     166,513      78.61   86.29   100.00       98.69
80.01 - 85.00%            47        7,011,793        7.18      8.144        646     149,187      83.99   84.08   100.00      100.00
85.01 - 90.00%            45        6,307,197        6.46      8.687        635     140,160      89.48   89.61   100.00       97.36
90.01 - 95.00%            19        2,594,584        2.66      8.975        642     136,557      94.22   94.22   100.00      100.00
95.01 - 100.00%            4          220,602        0.23      9.932        635      55,150     100.00   100.00  100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   660      $97,643,102      100.00%     7.901%       635    $147,944      72.88%  77.08%  100.00%      96.61%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Original LTV


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Original LTV          Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below           142      $16,611,308       17.01%     8.028%       625    $116,981      46.88%  47.53%  100.00%      94.91%
60.01 - 70.00%           105       15,276,879       15.65      7.690        623     145,494      66.57   67.66   100.00       89.21
70.01 - 80.00%           298       49,620,738       50.82      7.725        640     166,513      78.61   86.29   100.00       98.69
80.01 - 85.00%            47        7,011,793        7.18      8.144        646     149,187      83.99   84.08   100.00      100.00
85.01 - 90.00%            45        6,307,197        6.46      8.687        635     140,160      89.48   89.61   100.00       97.36
90.01 - 95.00%            19        2,594,584        2.66      8.975        642     136,557      94.22   94.22   100.00      100.00
95.01 - 100.00%            4          220,602        0.23      9.932        635      55,150     100.00   100.00  100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   660      $97,643,102      100.00%     7.901%       635    $147,944      72.88%  77.08%  100.00%      96.61%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Documentation


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Documentation         Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                 660      $97,643,102      100.00%     7.901%       635    $147,944      72.88%  77.08%  100.00%      96.61%
------------------------------------------------------------------------------------------------------------------------------------
Total:                   660      $97,643,102      100.00%     7.901%       635    $147,944      72.88%  77.08%  100.00%      96.61%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Purpose


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Purpose               Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance        451      $68,950,032       70.61%     7.876%       633    $152,883      70.64%  73.06%  100.00%      96.50%
Purchase                 151       21,773,935       22.30      7.941        637     144,198      79.35   89.47   100.00       96.33
Rate/Term Refinance       58        6,919,135        7.09      8.031        637     119,295      74.80   78.17   100.00       98.57
------------------------------------------------------------------------------------------------------------------------------------
Total:                   660      $97,643,102      100.00%     7.901%       635    $147,944      72.88%  77.08%  100.00%      96.61%
------------------------------------------------------------------------------------------------------------------------------------


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Occupancy


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Occupancy             Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied           619      $94,333,442       96.61%     7.882%       635    $152,397      73.12%  77.46%  100.00%     100.00%
Non Owner                 32        2,612,295        2.68      8.484        638      81,634      64.38   64.49   100.00        0.00
Second Home                9          697,365        0.71      8.365        617      77,485      71.46   73.33   100.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   660      $97,643,102      100.00%     7.901%       635    $147,944      72.88%  77.08%  100.00%      96.61%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Property Type


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Property Type         Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family            622      $90,102,588       92.28%     7.932%       634    $144,859      73.01%  77.29%  100.00%      97.62%
Condo                     27        3,807,391        3.90      8.056        630     141,014      73.68   78.76   100.00       89.57
2 Family                   8        2,813,920        2.88      6.818        670     351,740      72.71   74.63   100.00       84.12
3-4 Family                 3          919,203        0.94      7.549        656     306,401      56.99   56.99   100.00       65.06
------------------------------------------------------------------------------------------------------------------------------------
Total:                   660      $97,643,102      100.00%     7.901%       635    $147,944      72.88%  77.08%  100.00%      96.61%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by State


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
State                 Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                       102      $27,189,454       27.85%     7.269%       648    $266,563      66.86%  69.91%  100.00%      97.11%
TX                       109        8,787,250        9.00      8.915        613      80,617      76.74   81.36   100.00       95.68
AZ                        38        7,061,724        7.23      7.798        651     185,835      73.68   77.33   100.00       98.53
NY                        32        6,416,210        6.57      7.646        631     200,507      69.85   72.35   100.00       95.86
MD                        25        5,678,958        5.82      7.553        630     227,158      76.10   77.46   100.00       98.56
FL                        35        5,376,790        5.51      7.935        628     153,623      71.14   73.81   100.00       99.27
OR                        13        2,739,700        2.81      7.264        662     210,746      77.05   87.17   100.00      100.00
NJ                        12        2,480,240        2.54      7.766        631     206,687      74.94   80.35   100.00       89.29
MO                        26        2,446,219        2.51      8.448        639      94,085      77.59   83.48   100.00       95.89
VA                        18        2,331,775        2.39      8.282        619     129,543      72.64   77.77   100.00       84.71
Other                    250       27,134,781       27.79      8.354        626     108,539      76.82   82.55   100.00       96.57
------------------------------------------------------------------------------------------------------------------------------------
Total:                   660      $97,643,102      100.00%     7.901%       635    $147,944      72.88%  77.08%  100.00%      96.61%
------------------------------------------------------------------------------------------------------------------------------------


The information herein has been provided solely by Goldman, Sachs & Co. Neither the issuer of the certificates not any of its affiliates makes any representation as to the accuracy or completeness of the information here. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the SEC. This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                               Distribution by Zip


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Zip                   Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
85297                      1         $879,224        0.90%     6.625%       703    $879,224      80.00%  80.00%  100.00%     100.00%
93908                      1          747,395        0.77      6.750        579     747,395      63.83   63.83   100.00      100.00
21043                      2          737,862        0.76      7.322        643     368,931      72.25   72.25   100.00      100.00
90803                      1          718,630        0.74      6.250        730     718,630      75.00   75.00   100.00      100.00
93036                      1          697,662        0.71      6.950        613     697,662      78.65   78.65   100.00      100.00
92506                      1          681,637        0.70      7.250        611     681,637      65.12   65.12   100.00      100.00
95901                      3          670,447        0.69      7.266        665     223,482      75.07   93.25   100.00      100.00
95829                      1          654,806        0.67      6.950        622     654,806      90.00   90.00   100.00      100.00
95966                      1          638,378        0.65      6.875        701     638,378      66.32   76.68   100.00      100.00
94110                      1          597,996        0.61      6.950        666     597,996      50.00   50.00   100.00      100.00
Other                    647       90,619,065       92.81      7.978        633     140,060      72.94   77.26   100.00       96.35
------------------------------------------------------------------------------------------------------------------------------------
Total:                   660      $97,643,102      100.00%     7.901%       635    $147,944      72.88%  77.08%  100.00%      96.61%
------------------------------------------------------------------------------------------------------------------------------------


                  Distribution by Remaining Months to Maturity


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
Remaining             Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
Months To               of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Maturity              Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                  229      $30,795,073       31.54%     7.717%       644    $134,476      70.27%  75.12%  100.00%      96.41%
241 - 360                431       66,848,029       68.46      7.986        630     155,100      74.08   77.98   100.00       96.70
------------------------------------------------------------------------------------------------------------------------------------
Total:                   660      $97,643,102      100.00%     7.901%       635    $147,944      72.88%  77.08%  100.00%      96.61%
------------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Amortization Type


                                                                                              Weighted    Wt.
                                                 Pct. Of    Weighted   Weighted                 Avg.     Avg.
                      Number                     Pool By      Avg.       Avg.       Avg.      Combined   CLTV     Pct.       Pct.
                        of       Principal      Principal    Gross     Current    Principal   Original   incld    Full      Owner
Amortization Type     Loans       Balance        Balance     Coupon      FICO      Balance      LTV       SS.     Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
15 Yr Fixed              138       $9,692,803        9.93%     8.590%       621     $70,238      67.38%  69.06%  100.00%      96.30%
30 Yr Fixed              430       66,778,189       68.39      7.985        630     155,298      74.07   77.96   100.00       96.70
30 Yr Fixed IO             1           69,840        0.07      8.625        685      69,840      80.00   100.00  100.00      100.00
Fixed Balloon 30/15       91       21,102,270       21.61      7.316        655     231,893      71.60   77.91   100.00       96.46
------------------------------------------------------------------------------------------------------------------------------------
Total:                   660      $97,643,102      100.00%     7.901%       635    $147,944      72.88%  77.08%  100.00%      96.61%
------------------------------------------------------------------------------------------------------------------------------------


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